Exhibit (c)(2)

Confidential The Conflicts Committee of the Board of Directors of WPT GP, LLC Discussion Materials Regarding Project Bear June 1, 2017

Confidential These materials have been prepared by Evercore Group L.L.C. (Evercore) for the Conflicts Committee of the Board of Director s o f WPT GP, LLC (WPT) to whom such materials are directly addressed and delivered and may not be used or relied upon for any purpose other than as specifically contemplated by a written agreement with Evercore. These materials are based on information provided by or on be hal f of the Board and/or other potential transaction participants, from public sources or otherwise reviewed by Evercore. Evercore assume s n o responsibility for independent investigation or verification of such information and has relied on such information being com ple te and accurate in all material respects. To the extent such information includes estimates and forecasts of future financial performance prepar ed by or reviewed with the management of the Board and/or other potential transaction participants or obtained from public sources, Evercore ha s a ssumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and jud gme nts of such management (or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates). No rep res entation or warranty, express or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past, the present or the future. These materials were designed for use by specif ic persons familiar with the business and affairs of the Board. These materials are not intended to provide the sole basis for evaluating, and sh oul d not be considered a recommendation with respect to, any transaction or other matter. These materials have been developed by and are pro prietary to Evercore and were prepared exclusively for the benefit and internal use of the Board. These materials were compiled on a confidential basis for use by the Board in evaluating the potential transaction described her ein and not with a view to public disclosure or filing thereof under state or federal securities laws, and may not be reproduced, disseminated , q uoted or referred to, in whole or in part, without the prior written consent of Evercore. These materials do not constitute an offer or solicitation to sell or purchase any securities and are not a commitment by Eve rco re (or any affiliate) to provide or arrange any financing for any transaction or to purchase any security in connection therewith. Everc ore assumes no obligation to update or otherwise revise these materials. These materials may not reflect information known to other professi ona ls in other business areas of Evercore and its affiliates. Evercore and its affiliates do not provide legal, accounting or tax advice. Accordingly, any statements contained herein as t o t ax matters were neither written nor intended by Evercore or its affiliates to be used and cannot be used by any taxpayer for the purpose of a voi ding tax penalties that may be imposed on such taxpayer. Each person should seek legal, accounting and tax advice based on his, her or its parti cul ar circumstances from independent advisors regarding the impact of the transactions or matters described herein.

Confidential Table of Contents Executive Summary WPT Situation Analysis WPT Operating Asset Overview and Projections Preliminary WPT Valuation Analysis Appendix A. Weighted Average Cost of Capital Analysis B. Additional Valuation Analysis – No Tax Section I II III IV

Confidential I. Executive Summary

Confidential Executive Summary Introduction Evercore Group L.L.C. (Evercore) is pleased to provide the following materials to the Conflicts Committee (the Conflicts Committee) of the Board of Directors of WPT GP, LLC (the General Partner), the general partner of World Point Terminals, L P (WPT or the Partnership), regarding the proposed acquisition by World Point Terminals, Inc. (WPT, Inc.) of all publicly - held common units representing limited partner interests in WPT from the current holders of such units other than common units hel d by WPT, Inc., the General Partner or their respective affiliates (the Unaffiliated Unitholders) (such transactions, the Pr opo sed Transaction) As per the April 3, 2017 Offer Letter (the Initial Proposal) and Amendment to Schedule 13D filed with the Securities and Exchange Commission (the SEC), as modified and supplemented by the revised proposal dated May 19, 2017 (the Final Proposal), the Proposed Transaction is contemplated as a two - step transaction pursuant to which (a) WPT, Inc. will commence a tender offer to purchase all of the issued and outstanding common units of WPT not already owned by WPT, Inc. or its affiliates for cash at a price of $17.30 per common unit (the Proposed Consideration ) and (b) following the consummation of the tender offer, the General Partner will assign and transfer to WPT , Inc. or one of its affiliates the right, in its entirety, to purchase the remaining common units not tendered pursuant to the tender offer pursuant to the First Amended and Restated Agreement of Limited Partnership of the Partnership (the Partnership Agreement) and WPT, Inc. will exercise such right to purchase the remaining common units at a price per common unit equal to the Proposed Consideration 1 ● The Proposed Consideration represents a 5.8% premium to WPT’s closing unit price of $16.35 as of April 3, 2017 2 ● The Proposed Consideration represents a 3.7% premium to WPT’s 30 - day average unit price of $16.69 as of April 3, 2017 2 ● Pro forma for the Proposed Transaction, WPT will cease to be a publicly - traded partnership and will be a wholly - owned subsidiary of WPT, Inc. 1 Source : FactSet 1. WPT Schedule 13D/A dated May 19, 2017 2. Last unaffected trading date

Confidential Executive Summary In connection with its review of the Proposed Transaction, Evercore has, among other things: Reviewed the offer letters dated April 3, 2017 and May 19, 2017 delivered to the Partnership by WPT, Inc.; Reviewed certain publicly - available historical business and financial information relating to the Partnership that Evercore deemed relevant, including the Quarterly Report on Form 10 - Q for the quarter ended March 31, 2017, the Annual Report on Form 10 - K for the year ended December 31, 2016 and certain Current Reports on Form 8 - K, in each case as filed with or furnished to the SEC by the Partnership; ● Reviewed Amendment No. 2 to Schedule 13D dated April 3, 2017 and Amendment No. 3 to Schedule 13D dated May 19, 2017 relating to the common units filed with the SEC by WPT, Inc. and the other reporting persons named therein; Reviewed certain non - public historical and projected financial and operating data relating to the Partnership, as prepared and furnished to Evercore by management of the Partnership ; Reviewed the Sensitivity Cases described herein with respect to the projected financial and operating data and assumptions relating to the Partnership Evercore deemed relevant ; Discussed past and current operations and projected financial and operating data relating to the Partnership with management of the Partnership , including their views on the risks and uncertainties of achieving such projections; ● Reviewed the reported prices and the historical trading activity of the common units; Reviewed certain publicly available research analyst estimates for the Partnership’s future financial performance on a standalone basis ; Performed discounted cash flow analyses based on forecasts and other data provided by management of the Partnership; Performed discounted distribution analyses based on forecasts and other data provided by management of the Partnership ; Evercore Evaluation Process 2

Confidential Executive Summary Reviewed the financial metrics of certain historical transactions that Evercore deemed relevant and compared such financial metrics to those implied by the Proposed Transaction; Compared the projected financial performance of the Partnership and its stock market trading multiples with those of certain publicly - traded entities that Evercore deemed relevant; Reviewed the premiums paid in certain historical transactions Evercore deemed relevant and compared such premiums to those implied by the Proposed Transaction; Reviewed a letter, dated May 25, 2017, from Apex Oil Company, Inc. (Apex) to a subsidiary of the Partnership providing notice of its intent to terminate contracted volumes at certain of the Partnership’s terminals (the Termination Notice); Reviewed the draft Transaction Agreement dated May 31, 2017; and Performed such other analyses and examinations, reviewed such other information and considered such other factors that Evercore deemed appropriate for the purposes of providing the opinion contained herein Evercore Evaluation Process (cont’d) 3

Confidential Executive Summary Source : FactSet, P artnership filings and WPT management Note: Ownership information per WPT’s 2016 10 - K and 2017 Q1 10 - Q filings imply 73.6% insider ownership 1. Includes 250,000 units owned by The Novelly Dynasty Trust 2. Includes 957,662 units owned by Paul Novelly through St. Albans Global Management, Limited Partnership, LLLP 3. Market data as of May 31, 2017 4 WPT GP, LLC Public Unitholder s 100.0% Ownership Interest Center Point Terminal Company, LLC Cenex Rensselear Terminal, LLC (Albany Terminal) Operating Subsidiaries 100.0% Ownership Interest 60.0% of IDRs World Point Terminals, LP (NYSE: WPT) Market Capitalization 3 : $596.1 MM 68.0% Ownership Interest PAN Group, L.L.C Apex Oil Company, Inc. 1, 2 100.0% Ownership Interest Current Summary WPT Partnership Structure Controlling Shareholders 26.4% LP Interest 9,194,838 Common Units World Point Terminals, Inc. CPT 2010, LLC 100.0% Ownership Interest 18.4% LP Interest 20.0% of IDRs 6,423,007 Common Units 47.3% LP Interest 16,485,507 Common Units 100.0% Ownership Interest 99.0% Ownership Interest 57.0% Ownership Interest 7.9% LP Interest 20.0% of IDRs 2,757,662 Common Units 32.0% Ownership Interest 0.0% Non - Economic General Partner Interest

Confidential Executive Summary Overview of the Proposed Consideration 5 ($ in millions, except per unit amounts) Proposed Consideration $17.30 Total Units Outstanding (MM) 34.9 Resulting WPT Equity Value $603.1 WPT Net Debt 1 (8.9) Transaction Value $594.2 Initial Proposal Final Proposal Offer Price $16.80 $17.30 Implied Transaction Value $576.7 $594.2 Premium 2 Unaffected Price: April 3,2017 $16.35 2.8% 5.8% 10-Day VWAP 16.21 3.6% 6.7% 20-Day VWAP 16.34 2.8% 5.9% 30-Day VWAP 16.55 1.5% 4.5% Transaction Value / EBITDA (WPT Financial Projections) 2017E $59.8 9.6x 9.9x 2018E 60.1 9.6 9.9 2019E 61.8 9.3 9.6 Transaction Value / EBITDA (IBES Consensus Estimates) 2017E $63.9 9.0x 9.3x 2018E 64.2 9.0 9.3 Source : FactSet, Partnership filings and WPT management 1. As of March 31, 2017 2. VWAPs calculated as of April 3, 2017, the unaffected date

Confidential Executive Summary Historical WPT Unit Price vs. Proposed Consideration 6 Source : FactSet 1. Unaffected date $13.00 $14.00 $15.00 $16.00 $17.00 $18.00 $19.00 4/4/2016 4/18/2016 5/2/2016 5/16/2016 5/30/2016 6/13/2016 6/27/2016 7/11/2016 7/25/2016 8/8/2016 8/22/2016 9/5/2016 9/19/2016 10/3/2016 10/17/2016 10/31/2016 11/14/2016 11/28/2016 12/12/2016 12/26/2016 1/9/2017 1/23/2017 2/6/2017 2/20/2017 3/6/2017 3/20/2017 4/3/2017 Price 5-Day 10-Day 20-Day 30-Day 60-Day 120-Day 180-Day 52-Week Proposed Consideration $17.30 Offer Unit Implied Price Premium At Close on April 3, 2017 $16.35 5.8% 5 Prior Trading Days' Average 16.25 6.5% 10 Prior Trading Days' Average 16.23 6.6% 20 Prior Trading Days' Average 16.41 5.4% 30 Prior Trading Days' Average 16.69 3.7% 60 Prior Trading Days' Average 16.74 3.4% 120 Prior Trading Days' Average 16.33 5.9% 180 Prior Trading Days' Average 15.98 8.3% 52 Prior Trading Weeks' Average 15.76 9.8% 1

Confidential R² = 0.5779 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 0.0% 2.5% 5.0% 7.5% 10.0% 12.5% 15.0% 17.5% 20.0% 22.5% 25.0% Current Yield 2017E - 2019E Distribution CAGR MLPs with Projected Distribution Growth MLPs with Low / No Projected Distribution Growth WPT Yield: (Yield of 7.3% implies growth of 8.9%) 1 Low / No - Growth WPT: Implies 10.9% yield Executive Summary Distribution Growth Rates and Implications on Current Yield 7 Source : FactSet, Partnership press releases Note: Market data as of May 31, 2017; regression excludes partnerships with 2017E – 2019E DPU CAGR less than zero and certain ML Ps with growth rates distorted by recent distribution reductions 1. Based on WPT’s unit price of $16.35 as of April 3, 2017, the unaffected date WPT Illustrative Distribution Yield Range Implied Unit Price DPU Growth Based on Current Yield $1.200 6.50% – 8.00% $18.46 – $15.00 Current Implied DPU Growth $1.200 9.00% – 12.00% $13.33 – $10.00 Illustrative Pricing Regression - Implied Yield

Confidential II. WPT Situation Analysis

Confidential Summary Market Data As of March 31, 2017 Cash and Marketable Securities $8.9 Short-Term Debt -- Long-Term Debt -- Total Debt $-- Net Debt ($8.9) Plus: Minority Interest -- Plus: Partners' Capital 191.4 Net Book Capitalization $182.5 Revolver Availability / Total Revolver Capacity $200.0 / $200.0 Net Debt / Net Book Cap NM Net Debt / 2017E EBITDA NM Net Debt / 2018E EBITDA NM Current Ratings (Senior Unsecured): Moody's NA S&P NA ($ in millions, except per unit amounts) $0.00 $0.40 $0.80 $1.20 $1.60 $2.00 $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 5/31/15 9/29/15 1/29/16 5/30/16 9/29/16 1/29/17 5/31/17 Distribution per Unit Unit Price Distribution per Unit Unit Price 8 Source: FactSet, public filings and WPT management Unit Price and Distribution Information General Partner Incentive Distribution Rights WPT Situation Analysis Balance Sheet and Credit Data Market Capitalization As of May 31, 2017 Total Units Outstanding 34.9 Common Unit Price $17.10 Total Equity Value $596.1 Plus: Preferred Equity -- Plus: Net Debt (8.9) Plus: Minority Interest -- Enterprise Value $587.2 IBES Data Metric Yield/Multiple Distribution Yield Current $1.20 7.0% 2017E 1.20 7.0% 2018E 1.20 7.0% EV/EBITDA 2017E $63.9 9.2x 2018E 64.2 9.1 Quarterly Distribution per LP Unit $0.3000 Quarterly Total Total Total Total LP Quarterly Quarterly Distribution Total Quarterly Quarterly Annual Annual Distribution Distribution to GP LP Units Distribution Distribution Distribution Distribution % to LP % to GP Range Within Range per LP Unit Outstanding to LPs to GP to LPs to GP 100.0% 0.0%$0.0000 $0.3450 $0.3000 $0.0000 34.9 $10.5 $-- $41.8 $-- 85.0% 15.0% 0.3450 0.3750 -- -- 34.9 -- -- -- -- 75.0% 25.0% 0.3750 0.4500 -- -- 34.9 -- -- -- -- 50.0% 50.0% 0.4500 -- -- 34.9 -- -- -- -- $10.5 $-- $41.8 $-- % of Total Distributions to the GP 0.0% % of Total Distributions to the IDRs 0.0%

Confidential Wall Street Research WPT Situation Analysis Summary Price Targets Analyst Recommendations Distribution Per Unit Estimates EBITDA Estimates Firm Analyst Date Recommendation Target Price Stephens Matt Schmid 04/05/17 Equalweight $17.00 Stifel Selman Akyol 03/15/17 Hold 16.00 EVA Dimensions Neil Fonseca 12/17/16 Buy NA Median: $16.50 Mean: 16.50 Low: 16.00 High: 17.00 Buy (1) 33% Hold (2) 67% $65.1 $65.4 $64.1 $64.1 $59.8 $60.1 $61.8 $63.9 $64.2 $-- $25.0 $50.0 $75.0 $100.0 2017E 2018E 2019E $1.20 $1.20 $1.20 $1.20 $1.20 $1.20 $1.20 $1.20 $1.20 $-- $0.50 $1.00 $1.50 $2.00 2017E 2018E 2019E ($ in millions, except per unit amounts) 9 Source: FactSet , Wall Street Research, Bloomberg as of April 12, 2017 Stephens Stifel WPT Management IBES Consensus

Confidential WPT Situation Analysis 10 Recent Events : 8 - K Filings World Point Terminals, LP received notice from Apex Oil Company, Inc. exercising its right under the Terminaling Services Agreement, dated August 14, 2013, between Center Point Terminal Company, LLC and Apex, as amended (the Agreement) to terminate the Agreement with respect to certain terminal facilities subject to the Agreement, effective as of August 13, 2017. Specifically, Apex terminated the Agreement with respect to the following facilities: ( i ) Albany; (ii) Baltimore; (iii) Glenmont; and (iv) Gates …Apex further stated that it remains interested in continuing to utilize the Terminated Facilities, but at to be agreed upon diminished capacities and rates. – WPT, 8 - K May 25, 2017 Apex has informed the Partnership that it presently has no intention of pursuing future dropdown transactions due to current market conditions. Apex has further informed us that in light of overall market conditions, and Apex’s recent rate of utilization of its committed storage, Apex intends to terminate or renegotiate its contractual volumes at certain terminals . If Apex terminates its storage commitments with respect to one or more terminal facilities, there is no certainty that the Partnership will be able to recontract with third - party customers for the resulting unutilized tankage, especially at locations that have experienced reduced demand for terminaling services or increased supply of surrounding storage facilities. Moreover, the Partnership may not be able to secure similar volume commitments, comparable storage rates, or equivalent term lengths as those currently in effect with Apex. In April 2017, the terminal service agreement with Apex was amended to decrease the termination notice period from 120 to 75 days. Apex now has until June 1, 2017 to deliver to the Partnership a written notice that it desires to terminate or modify contract terms at any of the terminal facilities where its contracted volumes are in the evergreen renewal phase. – WPT, 8 - K May 9, 2017

Confidential -- 400 800 1,200 1,600 2,000 $10.00 $15.00 $20.00 $25.00 $30.00 8/8/13 12/25/13 5/13/14 9/29/14 2/15/15 7/5/15 11/21/15 4/8/16 8/25/16 1/11/17 5/31/17 Volume (in thousands) Unit Price Volume WPT Price Historical Trading Performance WPT Situation Analysis Source : FactSet , Partnership filings Note : Market data as of May 31, 2017 6/18/14: Announces acquisition of additional two terminal facilities in Mobile, AL with total shell capacity of 1,826 MBbls for approximately $14 million of cash 8/8/13: WPT prices its initial public offering at $ 20.00 per unit and on the first day of trading its unit price decreases by 1.5% to close at $19.70 per unit on 4.1 million trades 11 12/4/14: Announces damage to Galveston, TX terminal dock resulting in temporary unavailability 12/18/14: Announces agreement to acquire a terminal in Greensboro, NC from Apex Oil Company for 1,550,000 common units , representing approximately $29.4 million 3/26/15: Announces financial results for year ended December 31, 2014 including a $0.2 million increase in net income compared to year ended December 31, 2013 4/4/17: Announces receipt of tender offer acquisition proposal from World Point Terminals, Inc. to purchase all of the outstanding common units not already owned by itself or its affiliates at a price of $16.80 of cash per common unit

Confidential WPT Situation Analysis Source: FactSet, Bloomberg as of May 25, 2017 1. Includes common units owned through CPT 2010, LLC 2. Includes 250,000 units owned by The Novelly Dynasty Trust 3. Includes 957,662 units owned by Paul Novelly through St. Albans Global Management, Limited Partnership, LLLP Current Unitholders Units % of Total Institutional Top 10: ClearBridge Investments LLC 2,053,055 5.9% Advisory Research, Inc. 795,372 2.3% Lafitte Capital Management LP 675,000 1.9% Trafelet & Co. LLC 361,045 1.0% Wells Fargo Bank, NA (Private Banking) 186,430 0.5% Deutsche Asset Management Investment GmbH 85,583 0.2% Stephens Investment Management Group LLC 84,747 0.2% Western Standard LLC 70,212 0.2% Morgan Stanley Smith Barney LLC (Private Banking) 62,039 0.2% Parkside Financial Bank & Trust 38,092 0.1% Other 4,783,263 13.7% Total Institutional Ownership 9,194,838 26.4% Insiders World Point Terminals, Inc. 1 22,908,514 65.7% Apex Oil Company, Inc. 2, 3 2,757,662 7.9% Total Insiders 25,666,176 73.6% Total Units Outstanding 34,861,014 100.0% Short Interest 22,708 0.1% 12 Equity Ownership Summary

Confidential III. WPT Operating Asset Overview and Projections

Confidential WPT Operating Asset Overview and Projections Locations by Core Region Albany, NY Glenmont, NY Newark, NJ Gates, NY Baltimore, MD Salisbury, MD Weirton, WV Greensboro, NC Chesapeake, VA Jacksonville, FL Blakeley Island, AL Chickasaw, AL Baton Rouge, LA Galveston, TX N. Little Rock, AR Pine Bluff, AR Memphis, TN Granite City, IL St. Louis, MO Operating Capacity by Region East Coast 53% Gulf Coast 35% Midwest 12% Core Services Link between to the upstream and downstream segments of the oil & gas and chemical industries Address disconnect between location and timing of the production and consumption of refined products Product specification to meet regulatory requirements and product composition (blending) Storage and connectivity for marketers and traders of physical petroleum products 13 Source: WPT Management

Confidential Typically aggregate product by barge or pipeline for local markets Growth projects: Construction of 100,000 Bbls of asphalt storage in Chesapeake, VA in Q1 2017 and to be contracted by Apex starting in Q2 2017 (35,000 Bbls of capacity was removed in Q1 2017) Two additional tanks of ~195,000 barrels of storage capacity planned for the Jacksonville terminal Expectations that WPT will be losing Apex contracts at the Albany and Gates terminals, which could result in a loss of $4 - $5 M in revenue if the capacity isn’t re - contracted Overview 14 WPT Operating Asset Overview and Projections Core Region – East Coast City State Region Active Storage Capacity Product Supply Method Delivery Method Glenmont NY East Coast 2,103 Gasoline, Distillate, Kerosene, Ice Melt Barge, Ship Pipeline, Truck Baltimore MD East Coast 1,267 Gasoline, No. 2 oil, Kerosene, Ultra-Low-Sulfur Diesel, Ethanol Barge, Ship, Colonial Pipeline Barge, Ship, Truck Jacksonville FL East Coast 1,130 Gasoline, Distillate, Ethanol, Biodiesel Barge, Rail, Ship, Truck Barge, Truck Newark NJ East Coast 1,064 Gasoline, Distillate, Biodiesel, Heating Oil, Ethanol Barge, Colonial Pipeline Barge, Truck Greensboro NC East Coast 684 Gasoline, Distillate, Biodiesel, Jet Fuel, Ethanol Colonial Pipeline, Truck Truck Weirton WV East Coast 680 Crude Oil Barge, Truck Barge Chesapeake VA East Coast 625 Gasoline, Liquid Asphalt, Distillate, Aviation Gas, Vegetable Oil, Biodiesel Barge, Rail, Ship, Colonial Pipeline Barge, Ship, Truck Albany NY East Coast 384 Gasoline, Distillate, Kerosene, Ethanol, Biodiesel Barge, Rail, Ship, Truck Truck Gates NY East Coast 276 Gasoline, Distillate, Ethanol, Jet Fuel Buckeye Pipeline, Sun Pipeline Truck Salisbury MD East Coast 177 Gasoline, Ultra-Low-Sulfer Diesel, Heating Oil, Ethanol Barge, Truck Truck Capacity Utilization by Terminal 100.0% 89.0% 100.0% 91.0% 100.0% 100.0% 90.0% 100.0% 100.0% 80.0% - 500 1,000 1,500 2,000 2,500 MBbl Utilization Source: WPT Management

Confidential WPT Operating Asset Overview and Projections 15 Overview Core Region – Gulf Coast Core services in the region include bulk storage and product blending Growth projects: Construction of ~99,000 Bbls of storage completed and under contract with a third - party customer at the Blakeley Island terminal in Mobile, AL during Q1 2017 Potential supply - side glut in the region Termination notices received at Baton Rouge and Galveston from third - party customers Higher future operating costs at Galveston associated with increased need for dredging in the region to ensure terminals are accessible by ship/barge Capacity Utilization by Terminal 87.0% 100.0% 81.0% 62.0% 100.0% - 500 1,000 1,500 2,000 2,500 MBbl Utilization City State Region Active Storage Capacity Product Supply Method Delivery Method Galveston TX Gulf Coast 2,020 Vacuum Gas Oil, Vacuum Tower Bottoms, Bunker Fuel, No. 6 oil Barge, Ship Barge, Ship, Truck Baton Rouge LA Gulf Coast 1,640 No. 6 oil, Vacuum Gas Oil, Liquid Asphalt, Carbon Black Barge, Rail, Ship Barge, Rail, Truck Blakeley AL Gulf Coast 1,281 Gasoline, Crude Oil, Distillates, Ethanol, Residual Fuels, Biodiesel, Ultra-Low-Sulfur Diesel Barge, Ship Barge, Ship, Truck Chickasaw AL Gulf Coast 652 Asphalt, Crude Oil, Residual Fuels, Biodiesel Barge, Rail, Ship, Truck Barge, Rail, Ship, Truck Source: WPT Management

Confidential WPT Operating Asset Overview and Projections ($ in millions ) 16 Overview Capacity Utilization by Terminal Core Region – Midwest Services provided to major refiners and marketers No growth projects planned in the region The Midwest region has the highest utilization rate but accounts for approximately 10% of the business based on storage capacity Termination notice received from third - party customer at North Little Rock terminal 99.0% 96.0% 98.0% 100.0% - 200 400 600 800 1,000 MBbl Utilization City State Region Active Storage Capacity Product Supply Method Delivery Method Granite City IL Midwest 821 Liquid Asphalt, Polymer facility Barge, Rail Barge, Rail, Truck St. Louis MO Midwest 351 Liquid Asphalt Barge Barge, Truck N. Little Rock AR Midwest 316 Gasoline, Caustic, Diesel, Biodiesel Barge, Magellan Pipeline Pipeline, Truck Memphis TN Midwest 213 Jet Fuel, Aviation Gas, Biodiesel Barge Barge, Truck Pine Bluff AR Midwest 126 No. 2 oil, Caustic Barge Barge, Pipeline, Truck Source: WPT Management

Confidential WPT Operating Asset Overview and Projections Top Ten Customers by Revenue Apex Oil Company, Inc. 40% Customer B 10% Customer C 6% Customer D 4% Customer E 4% Customer F 4% Customer G 4% Customer H 3% Customer I 3% Customer J 2% Other 20% Customers by % of 2016 Revenue Customers by % of 2016 Revenue Company Years % of 2016 Revenue Apex Oil Company, Inc. 21 40.0% Customer B 15 10.0% Customer C 10 6.0% Customer D 22 4.0% Customer E 11 4.0% Customer F 3 4.0% Customer G 3 4.0% Customer H 9 3.0% Customer I 1 3.0% Customer J 2 2.0% Other 20.0% Total 100.0% 17 Source: WPT Management

Confidential WPT Operating Asset Overview and Projections Financial Forecast Assumptions 18 Upside Sensitivity Management Case Downside Sensitivity East Coast Gates • Assumed 100 MBbls not renewed in August 2017 and expected to remain unfilled • Assumed 100 MBbls not renewed in August 2017 and expected to remain unfilled • Assumed 100 MBbls not renewed in August 2017 and expected to remain unfilled Glenmont • ~800 MBbls assumed to be renewed at a reduced rate • ~400 MBbls assumed to be recontracted at a reduced rate • ~400 MBbls assumed to be not renewed • ~800 MBbls assumed to be not renewed Gulf Coast Baton Rouge • Contracts, associated with ~500 MBbls, renewed at current rate • Contracts, associated with ~500 MBbls, renewed at a reduced rate • ~500 MBbls not renewed and remains uncontracted Galveston • ~570 MBbls associated with contract renewed at current rates • ~250 MBbls associated with expiring contract remains contracted at current rates • Reduction in revenues due to recontracting lag for ~320 MBbls • ~570 MBbls associated with contract not renewed and remains uncontracted Midwest North Little Rock • ~50 MBbls not renewed and remains uncontracted • ~50 MBbls not renewed and remains uncontracted • ~50 MBbls not renewed and remains uncontracted Growth Projects • New storage of ~200 MBbls expected online Q3 2018 • Customers for new storage assumed to be contracted beginning Q3 2018 • New storage of ~200 MBbls expected online Q3 2018 • Customers for new storage assumed to be contracted beginning Q3 2018 • No customers assumed for ~200 Mbls new storage coming online Q3 2018 Other Assumptions • Additional $500,000 in maintenance expense related to dredging • Additional $500,000 of SG&A in 2017 related to professional fees • Labor expenses increase 2.0% annually beginning in 2017 • Additional $500,000 in maintenance expense related to dredging • Additional $500,000 of SG&A in 2017 related to professional fees • Labor expenses increase 2.0% annually beginning in 2017 • No additional dredging performed Source: WPT Management Note: Includes only certain material assumptions made and may not represent all variations of possible scenarios; Assumptions preliminarily reviewed by management but remain sub ject to ongoing management review; Assumes contracts at all other terminals renew at existing rates Indicates assumption different from Management Case that results in a positive impact to EBITDA I ndicates assumption different from Management Case that results in a negative impact to EBITDA

Confidential WPT Operating Asset Overview and Projections Summary Financial Overview 19 Revenue EBITDA 1 Distributable Cash Flow / LP Unit Maintenanc e and Growth Capital Expenditures 2 $98.5 $99.7 $101.7 $96.5 $96.5 $98.5 $92.3 $86.3 $87.5 $75.0 $80.0 $85.0 $90.0 $95.0 $100.0 $105.0 $110.0 2017E 2018E 2019E Upside Sensitivity Management Case Downside Sensitivity $59.9 $63.1 $64.6 $57.8 $59.9 $61.5 $54.9 $50.9 $52.1 $-- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 2017E 2018E 2019E Upside Sensitivity Management Case Downside Sensitivity $1.36 $1.55 $1.60 $1.30 $1.48 $1.53 $1.22 $1.23 $1.28 $-- $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 $1.75 $2.00 2017E 2018E 2019E Upside Sensitivity Management Case Downside Sensitivity $11.8 $7.3 $6.4 $9.2 $12.0 $12.0 $21.0 $19.3 $18.4 $-- $5.0 $10.0 $15.0 $20.0 $25.0 2017E 2018E 2019E Maintenance Growth 1.6% 2017E - 2019E CAGR 1.0% (2.6%) 3.9% 2017E - 2019E CAGR 3.1% (2.6%) 6.3% 2017E - 2019E CAGR 6.0% 0.3% Source: WPT Management 1. 2017E Adjusted EBTIDA, excluding One - time Transaction Costs, is $61.9 million, $59.8 million and $56.9 million, for Upside Sensi tivity, Management Case and Downside Sensitivity, respectively 2. Capital expenditures for the Management Case, Upside Sensitivity and Downside Sensitivity are equal

Confidential The following sets forth the EBITDA build - down for the Management Case: For the Years Ending December 31, CAGR 2017E 2018E 2019E 2017E-2019E Total Revenue $96.5 $96.5 $98.5 1.0% Total Expenses (64.7) (62.3) (63.0) (1.4%) Income From Operations $31.7 $34.3 $35.5 5.8% Less: Interest Expense (0.6) (0.7) (0.8) Plus: Interest and Dividend Income 0.2 0.2 0.2 Plus: (Loss) / Gain on Investments and Other - Net (0.2) (0.2) (0.2) Income Before Taxes $31.1 $33.6 $34.7 5.6% Less: Provision for Taxes (0.1) (0.1) (0.1) Net Income $31.0 $33.5 $34.6 5.6% Plus: Depreciation & Amortization 24.9 25.2 25.4 Plus: Depreciation & Amortization - CENEX JV 0.5 0.5 0.5 Plus: Provision for Taxes 0.1 0.1 0.1 Plus: Interest Expense 0.6 0.7 0.8 Less: Interest and Dividend Income (0.2) (0.2) (0.2) Plus: Equity Based Compensation 0.6 0.0 0.0 Plus: (Gain) / Loss on Disposition of Assets 0.2 0.2 0.2 EBITDA $57.8 $59.9 $61.5 3.1% Plus: Adjustment to Exclude One-time Transaction Costs Embedded in SG&A 2.0 -- -- Adjusted EBITDA $59.8 $59.9 $61.5 1.4% Summary WPT Projections – Management Case WPT Operating Asset Overview and Projections Source: WPT management ($ in millions) 20

Confidential For the Years Ending December 31, CAGR 2017E 2018E 2019E 2017E-2019E Distributable Cash Flow EBITDA $57.8 $59.9 $61.5 3.1% Less: Standalone Maintenance Capex (11.8) (7.3) (6.4) Less: Interest (Expense) / Income (0.6) (0.7) (0.8) Plus: Interest and Dividend Income 0.2 0.2 0.2 Plus: (Loss) / Gain on Investments and Other - Net (0.2) (0.2) (0.2) Distributable Cash Flow $45.4 $52.0 $54.3 9.4% Distributed Cash Flow Common Units (Public) $10.7 $11.6 $12.1 Common Units (WPI) 27.8 30.0 31.3 Common Units (Other) 3.3 3.6 3.7 GP Units -- -- -- Distributed Cash Flow $41.8 $45.2 $47.1 % to GP 0.0% 0.0% 0.0% GP IDRs $ - $ - $ - Weighted Average LP Units Outstanding 34.9 34.9 34.9 DCF per LP Unit $1.30 $1.48 $1.53 8.3% Distribution per LP Unit 1.20 1.30 1.35 YoY Distribution Growth 8.0% 4.3% LP Coverage 1.08x 1.14x 1.13x Total Coverage 1.08 1.15 1.15 Distributable Cash Flow Surplus / (Shortfall) $3.6 $6.8 $7.2 42.0% Summary WPT Projections – Management Case (cont’d) WPT Operating Asset Overview and Projections Source: WPT management ($ in millions, except per unit metrics) 21 The following sets forth the DCF and distribution per unit build - down for the Management Case:

Confidential Summary WPT Projections – Management Case (cont’d) WPT Operating Asset Overview and Projections Source: WPT management 1. Assumes minimum cash balance of $5.0 million ($ in millions) 22 For the Years Ending December 31, 2017E 2018E 2019E Sources Debt Issued / (Repaid) $2.0 $5.2 $4.8 Distributable Cash Flow Surplus / (Shortfall) 3.6 6.8 7.2 Cash on Hand Utilized 3.6 -- -- Total Sources $9.2 $12.0 $12.0 Uses Growth Capital Expenditures $9.2 $12.0 $12.0 Cash Build -- -- -- Total Uses $9.2 $12.0 $12.0 Credit Statistics Debt / Adjusted EBITDA 0.0x 0.1x 0.2x Net Debt / Adjusted EBITDA (0.0) 0.0 0.1 Capital Structure Cash 1 $5.0 $5.0 $5.0 Total Debt 2.0 7.2 12.0 Net Debt ($3.0) $2.2 $7.0 The following sets forth the funding assumptions utilized in the Management Case and WPT’s resulting capital structure:

Confidential The following sets forth the EBITDA build - down for the Upside Sensitivity: For the Years Ending December 31, CAGR 2017E 2018E 2019E 2017E-2019E Total Revenue $98.5 $99.7 $101.7 1.6% Total Expenses (64.7) (62.3) (63.0) (1.4%) Income From Operations $33.8 $37.4 $38.7 6.9% Less: Interest Expense (0.6) (0.7) (0.8) Plus: Interest and Dividend Income 0.2 0.2 0.2 Plus: (Loss) / Gain on Investments and Other - Net (0.2) (0.2) (0.2) Income Before Taxes $33.2 $36.8 $38.0 6.8% Less: Provision for Taxes (0.1) (0.1) (0.1) Net Income $33.1 $36.6 $37.8 6.9% Plus: Depreciation & Amortization 24.9 25.2 25.4 Plus: Depreciation & Amortization - CENEX JV 0.5 0.5 0.5 Plus: Provision for Taxes 0.1 0.1 0.1 Plus: Interest Expense 0.6 0.7 0.8 Less: Interest and Dividend Income (0.2) (0.2) (0.2) Plus: Equity Based Compensation 0.6 0.0 0.0 Plus: (Gain) / Loss on Disposition of Assets 0.2 0.2 0.2 EBITDA $59.9 $63.1 $64.6 3.9% Plus: Adjustment to Exclude One-time Transaction Costs Embedded in SG&A 2.0 -- -- Adjusted EBITDA $61.9 $63.1 $64.6 2.2% Summary WPT Projections – Upside Sensitivity WPT Operating Asset Overview and Projections Source: WPT management ($ in millions) 23

Confidential For the Years Ending December 31, CAGR 2017E 2018E 2019E 2017E-2019E Distributable Cash Flow EBITDA $59.9 $63.1 $64.6 3.9% Less: Standalone Maintenance Capex (11.8) (7.3) (6.4) Less: Interest (Expense) / Income (0.6) (0.7) (0.8) Plus: Interest and Dividend Income 0.2 0.2 0.2 Plus: (Loss) / Gain on Investments and Other - Net (0.2) (0.2) (0.2) Distributable Cash Flow $47.5 $55.2 $57.5 10.0% Distributed Cash Flow Common Units (Public) $10.7 $12.3 $12.8 Common Units (WPI) 27.8 31.8 33.0 Common Units (Other) 3.3 3.8 3.9 GP Units -- -- 0.3 Distributed Cash Flow $41.8 $47.9 $50.0 % to GP 0.0% 0.0% 0.6% GP IDRs $ - $ - $0.3 Weighted Average LP Units Outstanding 34.9 34.9 34.9 DCF per LP Unit $1.36 $1.55 $1.60 8.2% Distribution per LP Unit 1.20 1.37 1.43 YoY Distribution Growth 14.5% 3.8% LP Coverage 1.14x 1.13x 1.12x Total Coverage 1.14 1.15 1.15 Distributable Cash Flow Surplus / (Shortfall) $5.7 $7.3 $7.5 15.0% Summary WPT Projections – Upside Sensitivity (cont’d) WPT Operating Asset Overview and Projections Source: WPT management ($ in millions, except per unit metrics) 24 The following sets forth the DCF and distribution per unit build - down for the Upside Sensitivity:

Confidential Summary WPT Projections – Upside Sensitivity (cont’d) WPT Operating Asset Overview and Projections Source: WPT management 1. Assumes minimum cash balance of $5.0 million ($ in millions) 25 For the Years Ending December 31, 2017E 2018E 2019E Sources Debt Issued / (Repaid) $-- $4.6 $4.5 Distributable Cash Flow Surplus / (Shortfall) 5.7 7.3 7.5 Cash on Hand Utilized 3.5 0.1 -- Total Sources $9.2 $12.0 $12.0 Uses Growth Capital Expenditures $9.2 $12.0 $12.0 Cash Build -- -- -- Total Uses $9.2 $12.0 $12.0 Credit Statistics Debt / Adjusted EBITDA 0.0x 0.1x 0.1x Net Debt / Adjusted EBITDA (0.1) (0.0) 0.1 Capital Structure Cash 1 $5.1 $5.0 $5.0 Total Debt -- 4.6 9.1 Net Debt ($5.1) ($0.4) $4.1 The following sets forth the funding assumptions utilized in the Upside Sensitivity and WPT’s resulting capital structure:

Confidential The following sets forth the EBITDA build - down for the Downside Sensitivity: For the Years Ending December 31, CAGR 2017E 2018E 2019E 2017E-2019E Total Revenue $92.3 $86.3 $87.5 (2.6%) Total Expenses (63.3) (60.7) (60.7) (2.1%) Income From Operations $29.0 $25.6 $26.8 (3.8%) Less: Interest Expense (0.7) (0.8) (1.1) Plus: Interest and Dividend Income 0.2 0.2 0.2 Plus: (Loss) / Gain on Investments and Other - Net (0.2) (0.2) (0.2) Income Before Taxes $28.4 $24.7 $25.8 (4.7%) Less: Provision for Taxes (0.1) (0.1) (0.1) Net Income $28.2 $24.6 $25.7 (4.7%) Plus: Depreciation & Amortization 24.8 24.8 24.8 Plus: Depreciation & Amortization - CENEX JV 0.5 0.5 0.5 Plus: Provision for Taxes 0.1 0.1 0.1 Plus: Interest Expense 0.7 0.8 1.1 Less: Interest and Dividend Income (0.2) (0.2) (0.2) Plus: Equity Based Compensation 0.6 0.0 0.0 Plus: (Gain) / Loss on Disposition of Assets 0.2 0.2 0.2 EBITDA $54.9 $50.9 $52.1 (2.6%) Plus: Adjustment to Exclude One-time Transaction Costs Embedded in SG&A 2.0 -- -- Adjusted EBITDA $56.9 $50.9 $52.1 (4.3%) Summary WPT Projections – Downside Sensitivity WPT Operating Asset Overview and Projections Source: WPT management ($ in millions) 26

Confidential For the Years Ending December 31, CAGR 2017E 2018E 2019E 2017E-2019E Distributable Cash Flow EBITDA $54.9 $50.9 $52.1 (2.6%) Less: Standalone Maintenance Capex (11.8) (7.3) (6.4) Less: Interest (Expense) / Income (0.7) (0.8) (1.1) Plus: Interest and Dividend Income 0.2 0.2 0.2 Plus: (Loss) / Gain on Investments and Other - Net (0.2) (0.2) (0.2) Distributable Cash Flow $42.5 $42.8 $44.7 2.6% Distributed Cash Flow Common Units (Public) $10.7 $10.7 $10.7 Common Units (WPI) 27.8 27.8 27.8 Common Units (Other) 3.3 3.3 3.3 GP Units -- -- -- Distributed Cash Flow $41.8 $41.8 $41.8 % to GP 0.0% 0.0% 0.0% GP IDRs $ - $ - $ - Weighted Average LP Units Outstanding 34.9 34.9 34.9 DCF per LP Unit $1.22 $1.23 $1.28 2.6% Distribution per LP Unit 1.20 1.20 1.20 YoY Distribution Growth 0.0% 0.0% LP Coverage 1.02x 1.02x 1.07x Total Coverage 1.02 1.02 1.07 Distributable Cash Flow Surplus / (Shortfall) $0.7 $1.0 $2.9 109.3% Summary WPT Projections – Downside Sensitivity (cont’d) WPT Operating Asset Overview and Projections Source: WPT management ($ in millions, except per unit metrics) 27 The following sets forth the DCF and distribution per unit build - down for the Downside Sensitivity:

Confidential Summary WPT Projections – Downside Sensitivity (cont’d) WPT Operating Asset Overview and Projections Source: WPT management 1. Assumes minimum cash balance of $5.0 million ($ in millions) 28 For the Years Ending December 31, 2017E 2018E 2019E Sources Debt Issued / (Repaid) $4.9 $11.0 $9.1 Distributable Cash Flow Surplus / (Shortfall) 0.7 1.0 2.9 Cash on Hand Utilized 3.6 -- -- Total Sources $9.2 $12.0 $12.0 Uses Growth Capital Expenditures $9.2 $12.0 $12.0 Cash Build -- -- -- Total Uses $9.2 $12.0 $12.0 Credit Statistics Debt / Adjusted EBITDA 0.1x 0.3x 0.5x Net Debt / Adjusted EBITDA (0.0) 0.2 0.4 Capital Structure Cash 1 $5.0 $5.0 $5.0 Total Debt 4.9 15.9 25.0 Net Debt ($0.1) $10.9 $20.0 The following sets forth the funding assumptions utilized in the Downside Sensitivity and WPT’s resulting capital structure:

Confidential IV. Preliminary WPT Valuation Analysis

Confidential Methodology Description Metrics/Assumptions Discounted Cash Flow Analysis ▪ Values WPT common units based on the concept of the time value of money ▪ Utilizing the WPT Financial Projections and the two sensitivity cases as previously reviewed herein, Evercore: ‒ Utilized varying weighted average cost of capital (WACC) discount rates and applied various perpetuity growth rates to derive after - tax valuation ranges for WPT ‒ Calculated terminal values based on a range of multiples of EBITDA as well as assumed perpetuity growth rates ▪ Discounted the projected cash flows to the assumed June 30, 2017 effective date ▪ EBITDA exit multiple of 9.5x to 10.5x (consistent with crude oil and refined products MLP valuations over an extended period of time) ▪ Perpetuity growth rate of 1.5% to 2.5% ▪ WACC of 8.5% to 9.5% based on capital asset pricing model (CAPM) for crude oil and refined products master limited partnerships (MLPs) ▪ Tax depreciation based on a 15 - year MACRS schedule and a full step - up in tax basis ▪ Tax rate of 35.0% ▪ For the terminal value, tax depreciation assumed to be equal to maintenance capital expenditures Discounted Distribution Analysis ▪ Values WPT common units based on the present value of the future cash distributions to WPT unitholders ▪ Projected distributions based on current WPT run - rate distributions and, for the two sensitivity cases, certain target levels of total coverage ▪ Terminal yield range of 7.0% to 8.5% based on past 52 weeks of trading ▪ Cost of equity of 11.0% to 12.0% based on CAPM and cost of equity of 13.0% to 14.0% based on total expected market return for similar MLPs Precedent M&A Transaction Analysis ▪ Values WPT common units based on multiples of transaction value to EBITDA and transaction value to capacity in historical transactions involving crude oil and refined products terminals ▪ Enterprise value / EBITDA multiples applied to 2017E Adjusted EBITDA Peer Group Trading Analysis ▪ Values WPT common units based on current market enterprise value multiples of relevant EBITDA of selected comparable crude oil and refined products MLPs ▪ Enterprise value / EBITDA multiples applied to 2017E and 2018E Adjusted EBITDA MLP Buy - In and Merger Premiums Paid Analysis ▪ Values WPT common units based on historical premiums paid in ( i ) MLP buy - ins and (ii) MLP mergers since 2011 ▪ Median 1 - Day, 5 - Day and 30 - Day premiums paid applied to relevant unit prices Preliminary WPT Valuation Analysis Valuation Methodologies 29 Evercore utilized the following methodologies to analyze the value of WPT’s common units

Confidential Preliminary WPT Valuation Analysis Summary Valuation Results 30 Discounted Cash Flow Analysis Discounted Distributions Analysis EBITDA Multiple Perpetuity Growth CAPM Total Return Upside Sensitivity Management Case Downside Sensitivity Upside Sensitivity Management Case Downside Sensitivity Upside Sensitivity Management Case Downside Sensitivity Upside Sensitivity Management Case Downside Sensitivity Upside Sensitivity Management Case Downside Sensitivity Upside Sensitivity Management Case Downside Sensitivity MLP Buy-Ins All Transactions Upside Sensitivity Management Case Downside Sensitivity 8.5% - 9.5% WACC 7.0%-8.5% Terminal Yield 2017E EBITDA Median 1-Day Premium 11.0%-12.0% 13.0%-14.0% 2017E EBITDA at 9.5x - 11.0x 15.2% 15.0% 2021E EBITDA Perpetuity Growth Equity Cost of Capital Equity Cost of Capital at 8.0x - 9.0x EBITDA Multiple Median 5-Day Premium Exit Multiple of Rate of Based on Based on EBITDA Multiple 2018E EBITDA 14.4% 13.8% 9.5x - 10.5x 1.5% - 2.5% Capital Asset Total Expected at 9.0x - 10.0x Median 30-day Premium Pricing Model Market Return EBITDA Multiple 13.1% 12.7% MLP Premiums Paid Analysis Precedent M&A Transaction Analysis Peer Group Trading Analysis $16.79 $15.89 $13.32 $13.73 $12.92 $10.62 $15.58 $14.79 $13.24 $14.97 $14.21 $12.73 $14.40 $13.89 $13.19 $16.48 $15.64 $13.26 $18.53 $18.43 $18.82 $17.81 $14.95 $18.09 $17.04 $14.04 $18.67 $17.71 $15.84 $17.92 $17.00 $15.21 $16.17 $15.60 $14.82 $19.72 $19.03 $18.09 $18.97 $18.90 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 Proposed Consideration of $17.30 per Unit

Confidential Preliminary WPT Valuation Analysis 31 Discounted Cash Flow Analysis – Assumptions Evercore utilized the following assumptions for analyzing WPT’s discounted cash flows: Discounted the projected cash flows to the June 30, 2017 effective date EBITDA exit multiple of 9.5x to 10.5x (consistent with crude oil and refined products MLP valuations over an extended period of time) Perpetuity growth rate of 1.5% to 2.5% WACC of 8 .5% to 9.5% based on CAPM for crude oil and refined products MLPs Tax depreciation based on a 15 - year MACRS schedule and a full step - up in tax basis Tax rate of 35.0% For the terminal value, tax depreciation assumed to be equal to maintenance capital expenditures

Confidential Preliminary WPT Valuation Analysis Discounted Cash Flow Analysis – Management Case EBITDA Exit Multiple Sensitivities Perpetuity Growth Rate Sensitivities ($ in millions, except per unit amounts) 32 For the Six Months Ending Terminal Value December 31, For the Years Ending December 31, EBITDA Perpetuity 2017E 2018E 2019E Exit Multiple Growth Rate EBITDA $29.9 $59.9 $61.5 $61.5 $61.5 Less: Tax Depreciation and Amortization (27.7) (53.7) (50.2) (6.4) EBIT $2.2 $6.3 $11.3 $55.1 Less: Cash Taxes @ 35.0% (0.8) (2.2) (3.9) (19.3) EBIAT $1.4 $4.1 $7.3 $35.8 Plus: Tax Depreciation and Amortization 27.7 53.7 50.2 6.4 Less: Maintenance Capital Expenditures (5.9) (7.3) (6.4) (6.4) Less: Growth Capital Expenditures (5.3) (12.0) (12.0) -- Unlevered Free Cash Flow $17.9 $38.5 $39.1 35.8 EBITDA Multiple / Perpetuity Growth Rate 10.0x 2.0% Terminal Value $614.6 — $521.5 PV of Terminal Value @ 9.0% $495.5 — $420.4 Plus: PV of Unlevered Free Cash Flow @ 9.0% 85.8 Implied Enterprise Value $581.2 — $506.2 Plus/(Less): Estimated Net (Debt)/Cash on June 30, 2017 5.8 Implied Equity Value $587.0 — $512.0 Projected Units Outstanding as of June 30, 2017 34.9 Implied Unit Price $16.84 — $14.69 EBITDA Multiple Perpetuity Growth Rate 9.0x 9.5x 10.0x 10.5x 11.0x 1.0% 1.5% 2.0% 2.5% 3.0% 8.0% $15.79 $16.55 $17.31 $18.06 $18.82 8.0% $14.90 $15.94 $17.16 $18.60 $20.28 8.5% 15.57 16.32 17.07 17.81 18.56 8.5% 13.89 14.79 15.83 17.04 18.47 9.0% 15.36 16.10 16.84 17.58 18.32 9.0% 13.01 13.79 14.69 15.72 16.92 9.5% 15.16 15.89 16.62 17.35 18.08 9.5% 12.24 12.92 13.70 14.58 15.61 10.0% 14.97 15.69 16.41 17.13 17.85 10.0% 11.55 12.15 12.83 13.60 14.48 WACC WACC

Confidential Preliminary WPT Valuation Analysis Discounted Cash Flow Analysis – Upside Sensitivity EBITDA Exit Multiple Sensitivities Perpetuity Growth Rate Sensitivities ($ in millions, except per unit amounts) 33 For the Six Months Ending Terminal Value December 31, For the Years Ending December 31, EBITDA Perpetuity 2017E 2018E 2019E Exit Multiple Growth Rate EBITDA $30.9 $63.1 $64.6 $64.6 $64.6 Less: Tax Depreciation and Amortization (29.3) (56.7) (52.9) (6.4) EBIT $1.6 $6.4 $11.7 $58.2 Less: Cash Taxes @ 35.0% (0.6) (2.2) (4.1) (20.4) EBIAT $1.1 $4.2 $7.6 $37.9 Plus: Tax Depreciation and Amortization 29.3 56.7 52.9 6.4 Less: Maintenance Capital Expenditures (5.9) (7.3) (6.4) (6.4) Less: Growth Capital Expenditures (5.3) (12.0) (12.0) -- Unlevered Free Cash Flow $19.1 $41.6 $42.1 37.9 EBITDA Multiple / Perpetuity Growth Rate 10.0x 2.0% Terminal Value $646.3 — $551.5 PV of Terminal Value @ 9.0% $521.1 — $444.6 Plus: PV of Unlevered Free Cash Flow @ 9.0% 92.3 Implied Enterprise Value $613.4 — $537.0 Plus/(Less): Estimated Net (Debt)/Cash on June 30, 2017 6.8 Implied Equity Value $620.2 — $543.8 Projected Units Outstanding as of June 30, 2017 34.9 Implied Unit Price $17.79 — $15.60 EBITDA Multiple Perpetuity Growth Rate 9.0x 9.5x 10.0x 10.5x 11.0x 1.0% 1.5% 2.0% 2.5% 3.0% 8.0% $16.69 $17.49 $18.28 $19.08 $19.87 8.0% $15.82 $16.93 $18.22 $19.74 $21.50 8.5% 16.46 17.25 18.03 18.82 19.60 8.5% 14.76 15.71 16.81 18.09 19.60 9.0% 16.24 17.01 17.79 18.57 19.34 9.0% 13.83 14.65 15.60 16.69 17.96 9.5% 16.02 16.79 17.56 18.33 19.10 9.5% 13.01 13.73 14.55 15.49 16.57 10.0% 15.82 16.58 17.34 18.10 18.85 10.0% 12.28 12.92 13.64 14.45 15.38 WACC WACC

Confidential Preliminary WPT Valuation Analysis Discounted Cash Flow Analysis – Downside Sensitivity EBITDA Exit Multiple Sensitivities Perpetuity Growth Rate Sensitivities ($ in millions, except per unit amounts) 34 For the Six Months Ending Terminal Value December 31, For the Years Ending December 31, EBITDA Perpetuity 2017E 2018E 2019E Exit Multiple Growth Rate EBITDA $28.5 $50.9 $52.1 $52.1 $52.1 Less: Tax Depreciation and Amortization (23.2) (45.0) (42.4) (6.4) EBIT $5.3 $5.9 $9.7 $45.7 Less: Cash Taxes @ 35.0% (1.8) (2.1) (3.4) (16.0) EBIAT $3.4 $3.8 $6.3 $29.7 Plus: Tax Depreciation and Amortization 23.2 45.0 42.4 6.4 Less: Maintenance Capital Expenditures (5.9) (7.3) (6.4) (6.4) Less: Growth Capital Expenditures (5.3) (12.0) (12.0) -- Unlevered Free Cash Flow $15.4 $29.6 $30.3 29.7 EBITDA Multiple / Perpetuity Growth Rate 10.0x 2.0% Terminal Value $521.5 — $433.3 PV of Terminal Value @ 9.0% $420.4 — $349.3 Plus: PV of Unlevered Free Cash Flow @ 9.0% 67.7 Implied Enterprise Value $488.1 — $417.1 Plus/(Less): Estimated Net (Debt)/Cash on June 30, 2017 4.3 Implied Equity Value $492.5 — $421.4 Projected Units Outstanding as of June 30, 2017 34.9 Implied Unit Price $14.13 — $12.09 EBITDA Multiple Perpetuity Growth Rate 9.0x 9.5x 10.0x 10.5x 11.0x 1.0% 1.5% 2.0% 2.5% 3.0% 8.0% $13.24 $13.88 $14.52 $15.16 $15.80 8.0% $12.26 $13.13 $14.14 $15.34 $16.77 8.5% 13.05 13.68 14.32 14.95 15.59 8.5% 11.43 12.17 13.04 14.04 15.23 9.0% 12.87 13.50 14.13 14.75 15.38 9.0% 10.70 11.35 12.09 12.94 13.94 9.5% 12.70 13.32 13.94 14.56 15.18 9.5% 10.05 10.62 11.27 12.00 12.85 10.0% 12.54 13.15 13.76 14.38 14.99 10.0% 9.48 9.98 10.55 11.19 11.92 WACC WACC

Confidential Preliminary WPT Valuation Analysis Discounted Distribution Analysis – Management Case 35 For the Six Months Ending December 31, For the Years Ending December 31, Terminal Value 2017E 2018E 2019E Low High WPT Distribution per LP Unit $0.60 $1.30 $1.35 $1.35 — $1.35 Terminal Yield 1 8.5% — 7.0% Terminal Value $15.90 — $19.30 Equity Cost of Capital Based on CAPM Present Value @ 10.5% of Equity Value $15.25 — $17.90 Present Value @ 11.0% of Equity Value 15.09 — 17.71 Present Value @ 11.5% of Equity Value 14.94 — 17.53 Present Value @ 12.0% of Equity Value 14.79 — 17.35 Present Value @ 12.5% of Equity Value 14.64 — 17.18 Implied Equity Value Range - Based on CAPM $14.79 — $17.71 Equity Cost of Capital Based on Total Expected Market Return Present Value @ 12.5% of Equity Value $14.64 — $17.18 Present Value @ 13.0% of Equity Value 14.49 — 17.00 Present Value @ 13.5% of Equity Value 14.35 — 16.83 Present Value @ 14.0% of Equity Value 14.21 — 16.66 Present Value @ 14.5% of Equity Value 14.07 — 16.50 Implied Common Unit Value Range - Based on Total Expected Market Return $14.21 — $17.00 Implied Value per LP Unit Range $14.21 — $17.71 Note: Assumes 1.15x distribution coverage in all projected periods 1. WPT 52 - week yield range of 6.8% to 8.4% with a median of 7.7%, mean of 7.6% and current yield of 7.3% as of April 3, 2017, the unaffected date

Confidential Preliminary WPT Valuation Analysis Discounted Distribution Analysis – Upside Sensitivity 36 For the Six Months Ending December 31, For the Years Ending December 31, Terminal Value 2017E 2018E 2019E Low High WPT Distribution per LP Unit $0.60 $1.37 $1.43 $1.43 — $1.43 Terminal Yield 1 8.5% — 7.0% Terminal Value $16.78 — $20.38 Equity Cost of Capital Based on CAPM Present Value @ 10.5% of Equity Value $16.07 — $18.87 Present Value @ 11.0% of Equity Value 15.90 — 18.67 Present Value @ 11.5% of Equity Value 15.74 — 18.48 Present Value @ 12.0% of Equity Value 15.58 — 18.29 Present Value @ 12.5% of Equity Value 15.43 — 18.10 Implied Equity Value Range - Based on CAPM $15.58 — $18.67 Equity Cost of Capital Based on Total Expected Market Return Present Value @ 12.5% of Equity Value $15.43 — $18.10 Present Value @ 13.0% of Equity Value 15.27 — 17.92 Present Value @ 13.5% of Equity Value 15.12 — 17.74 Present Value @ 14.0% of Equity Value 14.97 — 17.56 Present Value @ 14.5% of Equity Value 14.82 — 17.39 Implied Common Unit Value Range - Based on Total Expected Market Return $14.97 — $17.92 Implied Value per LP Unit Range $14.97 — $18.67 Note: Assumes 1.15x distribution coverage in all projected periods 1. WPT 52 - week yield range of 6.8% to 8.4% with a median of 7.7%, mean of 7.6% and current yield of 7.3% as of April 3, 2017, the unaffected date

Confidential Preliminary WPT Valuation Analysis Discounted Distribution Analysis – Downside Sensitivity 37 For the Six Months Ending December 31, For the Years Ending December 31, Terminal Value 2017E 2018E 2019E Low High WPT Distribution per LP Unit $0.60 $1.20 $1.20 $1.20 — $1.20 Terminal Yield 1 8.5% — 7.0% Terminal Value $14.12 — $17.14 Equity Cost of Capital Based on CAPM Present Value @ 10.5% of Equity Value $13.65 — $16.01 Present Value @ 11.0% of Equity Value 13.51 — 15.84 Present Value @ 11.5% of Equity Value 13.38 — 15.68 Present Value @ 12.0% of Equity Value 13.24 — 15.52 Present Value @ 12.5% of Equity Value 13.11 — 15.36 Implied Equity Value Range - Based on CAPM $13.24 — $15.84 Equity Cost of Capital Based on Total Expected Market Return Present Value @ 12.5% of Equity Value $13.11 — $15.36 Present Value @ 13.0% of Equity Value 12.98 — 15.21 Present Value @ 13.5% of Equity Value 12.85 — 15.06 Present Value @ 14.0% of Equity Value 12.73 — 14.91 Present Value @ 14.5% of Equity Value 12.60 — 14.76 Implied Common Unit Value Range - Based on Total Expected Market Return $12.73 — $15.21 Implied Value per LP Unit Range $12.73 — $15.84 Note: Assumes 1.15x distribution coverage in all projected periods 1. WPT 52 - week yield range of 6.8% to 8.4% with a median of 7.7%, mean of 7.6% and current yield of 7.3% as of April 3, 2017, the unaffected date

Confidential Preliminary WPT Valuation Analysis Source: Company and partnership filings and presentations and investment research ($ in millions, except per unit amounts) 38 Precedent M&A Transaction Analysis – Terminals Date Transaction EBITDA Dropdown Announced Acquiror / Target (Seller) Value Multiple Transaction 04/17 PBF Logistics LP / Acquisition of Toledo, Ohio refined products terminal assets (Sunoco Logistics LP) $10.0 3.4x 03/17 Sprague Operating Resources LLC; Sprague Resources LP / Acquisition of Lawrence and Inwood, NY refined products terminals (Carbo Industries, Inc. and Carbo Realty, L.L.C. ) 70.0 7.8 02/17 Martin Midstream Partners L.P. / Acquisition of the Hondo, Texas asphalt terminal facility (Martin Resource Management Corporation) 36.0 7.2 P 02/17 Sprague Resources LP / Acquisition of L.E. Belcher, Inc.'s refined product terminal assets in Springfield, MA 20.0 5.7 01/17 Sprague Operating Resources LLC; Sprague Resources LP / Acquisition of Capital Properties' storage terminal and Wilkesbarre Pier in East Providence, RI 34.0 5.7 01/17 Tallgrass Energy Partners, LP / Acquisition of Tallgrass Terminals, LLC and Tallgrass NatGas Operator, LLC 140.0 8.0 P 11/16 Tesoro Logistics L.P. / Acquisition of Northern California terminalling and storage assets from Tesoro Corporation 400.0 8.4 P 10/16 Buckeye Partners LP / Acquisition of 50% equity interest in VTTI B.V. (VTTI MLP Partners B.V.) 1,150.0 11.5 10/16 NuStar Energy L.P. / Acquisition of Martin Midstream's crude oil and refined product storage terminal in the Port of Corpus Christi, TX 95.7 7.1 10/16 Phillips 66 Partners / 30 crude, refined products and natural gas liquids logistics assets (Phillips 66) 1,300.0 8.7 P 10/16 NGL Energy Partners, LP / Gulf coast crude oil and condensate marine terminal project and related assets (Pelorus Terminal: Point Comfort, LLC) NA NA 09/16 Western Refining Logistics / Certain terminalling, storage and other logistics assets (Western Refining Inc. / St. Paul Park Refining Co.) 210.0 8.5 P 08/16 Valero Energy Partners / Meraux and Three Rivers Terminal services business (Valero Energy Corp.) 325.0 NA P 08/16 VTTI Energy Partners LP / Additional 8.4% equity interest in VTTI MLP B.V. and associated pro-rata net debt (VTTI MLP Partners B.V.) 140.0 8.6 P 07/16 Tesoro Logistics LP / Alaska crude oil, feedstock and refined product storage tanks and refined product terminals (Tesoro Corporation) 444.0 8.7 P 03/16 Valero Energy Partners LP / McKee Terminal Services Business (Valero Energy Corporation) 240.0 8.6 P 02/16 Phillips 66 Partners LP / 25% Controlling Interest in Phillips 66 Sweeny Frac LLC (Phillips 66) 236.0 9.7 P 02/16 Lincoln Terminal Co. / Refined products terminal located in Charlotte, North Carolina with approximately 130,000 barrels of storage capacity (Eco-Energy, Inc.) NA NA 02/16 Blueknight Energy Partners, L.P. / Two asphalt terminals located in Wilmington, North Carolina and Dumfries, Virginia with approximately 330,000 barrels and approximately 555,000 barrels of asphalt and light fuel oil storage, respectively (Axeon Specialty Products) NA NA 02/16 PBF Logistics LP / Four refined products terminals located near Philadelphia, Pennsylvania (Plains All American Pipeline, L.P.) 105.0 7.0 01/16 Epic Midstream LLC / Asphalt terminal located in Savannah, Georgia with approximately 1.1 million barrels of storage (Axeon Specialty Products LLC) NA NA 12/15 Arc Logistics Partners LP / Four refined products terminals located in Altoona, Mechanicsburg, Dupont and South Williamsport, Pennsylvania (Gulf Oil, LP) 8.0 NA 12/15 ArcLight Capital Partners, LLC / Gulf Oil Limited Partnership including 12 refined products terminals located in the northeastern U.S. (Cumberland Farms, Inc.) NA NA 10/15 Kinder Morgan, Inc. / 75.0% interest in 14 refined products terminals throughout the U.S. and 100.0% of a refined products terminal in Des Plaines, Illinois (BP Products North America Inc.) 350.0 NA 10/15 USD Partners LP / 0.9 million barrel crude-by-rail terminal located in Casper, Wyoming (Casper Crude to Rail Holdings, LLC / Stonepeak Infrastructure Partners) 225.0 8.7 09/15 Valero Energy Partners LP / 10.1 million barrels of crude oil and refined products storage at Corpus Christi, Texas refinery (Valero Energy Corporation) 465.0 9.3 P 07/15 Arc Logistics Partners LP / Pawnee Crude Terminal and development assets (United Energy Trading, LLC / Hawkeye Midstream, LLC) 76.6 8.3 07/15 VTTI Energy Partners LP / 6.6% interest in VTTI MLP B.V. (VTTI MLP Partners B.V.) 109.7 8.9 P 06/15 Gravity Midstream, LLC / 44-acre crude oil logistics terminal located on the Corpus Christi Ship Channel (Trigeant, Ltd.) 100.0 NA 05/15 Magellan Midstream Partners LP / Atlanta-based petroleum products distribution terminal (Perimeter Terminal LLC) 55.0 10.0 03/15 Delek Logistic Partners, LP / El Dorado Rail Offloading Facility and Tyler Crude Oil Storage Tank (Delek US Holdings, Inc.) 61.9 9.2 P 02/15 Valero Energy Partners LP / 3.6 million barrels of crude oil and refined products storage at Houston, Texas refinery and 10.0 million barrels of crude oil and refined products at St. Charles, Louisiana (Valero Energy Corporation) 671.0 8.9 P 01/15 Global Partners LP / Boston Harbor Terminal (Global Petroleum Corp.) 23.7 NA P 01/15 NuStar Energy L.P. / Refined products terminal in Linden, NJ (Linden Holding Corp.) 142.5 7.1 All Listed Transactions Mean 8.1x Median 8.5 Non-Dropdown Transactions Mean 7.5x Median 7.5

Confidential Preliminary WPT Valuation Analysis Precedent M&A Transaction Analysis – Terminals (cont’d) ($ in millions, except per unit amounts) 39 WPT Financial Projections – Management Case 2017E Adjusted EBITDA $59.8 Relevant EBITDA Multiple 8.0x — 9.0x Implied Enterprise Value Range $478.4 — $538.2 (Less)/Plus: Estimated Net (Debt)/Cash on June 30, 2017 5.8 Implied Equity Value Range $484.2 — $544.0 Projected Units Outstanding as of June 30, 2017 34.9 Implied WPT Unit Price $13.89 — $15.60 Source: WPT management WPT Financial Projections – Upside Sensitivity 2017E Adjusted EBITDA $61.9 Relevant EBITDA Multiple 8.0x — 9.0x Implied Enterprise Value Range $495.1 — $557.0 (Less)/Plus: Estimated Net (Debt)/Cash on June 30, 2017 6.8 Implied Equity Value Range $501.9 — $563.8 Projected Units Outstanding as of June 30, 2017 34.9 Implied WPT Unit Price $14.40 — $16.17 WPT Financial Projections – Downside Sensitivity 2017E Adjusted EBITDA $56.9 Relevant EBITDA Multiple 8.0x — 9.0x Implied Enterprise Value Range $455.5 — $512.4 (Less)/Plus: Estimated Net (Debt)/Cash on June 30, 2017 4.3 Implied Equity Value Range $459.8 — $516.7 Projected Units Outstanding as of June 30, 2017 34.9 Implied WPT Unit Price $13.19 — $14.82

Confidential Price Equity Enterprise Enterprise Value / EBITDA Distribution Yield Distribution Total Partnership 5/31/17 Value Value 2017E 2018E Current 2017E Growth Return Arc Logistics Partners LP $14.17 $277 $604 10.5x 10.0x 12.4% 12.4% 2.3% 14.8% Blueknight Energy Partners, L.P. 6.95 249 853 11.2 10.3 8.3% 8.3% 4.1% 12.4% Buckeye Partners, L.P. 64.00 8,990 13,411 11.8 11.2 7.8% 7.9% 3.1% 10.9% Delek Logistics Partners, LP 30.30 752 1,144 9.5 7.8 9.1% 9.3% 5.5% 14.6% Genesis Energy, L.P. 31.19 3,823 6,826 12.5 11.4 9.2% 9.4% 3.7% 12.9% Global Partners LP 18.75 664 1,960 9.0 9.3 9.9% 9.9% 1.5% 11.3% Holly Energy Partners, L.P. 32.76 2,137 3,464 11.1 10.1 7.6% 7.8% 3.4% 10.9% Magellan Midstream Partners, L.P. 72.59 16,552 20,748 16.1 14.8 4.8% 5.0% 7.7% 12.6% MPLX LP 33.05 13,823 20,355 10.0 6.3 6.5% 7.0% 8.7% 15.2% NuStar Energy LP 45.58 4,327 8,404 12.9 11.3 9.6% 9.6% 1.7% 11.3% PBF Logistics LP 19.60 820 1,502 9.4 7.7 9.4% 9.7% 4.2% 13.6% Phillips 66 Partners LP 49.52 5,453 7,811 10.5 7.2 4.7% 5.1% 12.6% 17.3% Plains All American Pipeline, L.P. 26.48 19,223 30,488 13.5 11.5 8.3% 8.3% 2.7% 11.0% Shell Midstream Partners, L.P. 29.83 5,397 5,949 14.1 9.5 3.9% 4.2% 15.5% 19.4% Sprague Resources LP 25.45 574 1,103 7.2 8.2 9.3% 9.7% 8.9% 18.2% Sunoco LP 29.82 3,456 7,731 11.6 16.4 11.1% 11.1% NM NM Tesoro Logistics LP 52.98 5,839 9,569 10.2 8.6 7.1% 7.4% 7.8% 14.9% TransMontaigne Partners L.P. 41.55 685 977 8.7 8.3 7.0% 7.2% 4.8% 11.8% Valero Energy Partners LP 45.21 3,145 3,974 11.6 8.9 3.8% 4.1% 15.7% 19.5% Western Refining Logistics, LP 24.70 1,504 1,802 10.0 7.6 7.3% 7.7% 3.2% 10.5% Mean 11.1x 9.8x 7.9% 8.1% 6.2% 13.9% Median 10.8 9.4 8.1% 8.1% 4.2% 12.9% World Point Terminals LP $17.10 $596 $587 9.2x 9.1x 7.0% 7.0% 0.0% 7.0% Preliminary WPT Valuation Analysis Source: Partnership filings, FactSet, IBES ($ in millions, except per unit amounts) 40 Peer Group Trading Analysis – Crude Oil and Refined Products MLPs US Refined Product and Crude Oil MLPs

Confidential Preliminary WPT Valuation Analysis ($ in millions, except per unit amounts) WPT Financial Projections – Management Case 41 Peer Group Trading Analysis – Crude Oil and Refined Products MLPs (cont’d) 2017E Adjusted EBITDA $59.8 Relevant EBITDA Multiple 9.5x — 11.0x Implied Enterprise Value $568.1 — $657.8 2018E Adjusted EBITDA $59.9 Relevant EBITDA Multiple 9.0x — 10.0x Implied Enterprise Value $539.5 — $599.5 Relevant Enterprise Value $539.5 — $657.8 (Less)/Plus: Estimated Net (Debt)/Cash on June 30, 2017 5.8 Implied Equity Value $545.3 — $663.6 Projected Units Outstanding as of June 30, 2017 34.9 Implied WPT Unit Price $15.64 — $19.03

Confidential Preliminary WPT Valuation Analysis ($ in millions, except per unit amounts) WPT Financial Projections – Upside Sensitivity 42 Peer Group Trading Analysis – Crude Oil and Refined Products MLPs (cont’d) 2017E Adjusted EBITDA $61.9 Relevant EBITDA Multiple 9.5x — 11.0x Implied Enterprise Value $587.9 — $680.8 2018E Adjusted EBITDA $63.1 Relevant EBITDA Multiple 9.0x — 10.0x Implied Enterprise Value $567.7 — $630.8 Relevant Enterprise Value $567.7 — $680.8 (Less)/Plus: Estimated Net (Debt)/Cash on June 30, 2017 6.8 Implied Equity Value $574.5 — $687.6 Projected Units Outstanding as of June 30, 2017 34.9 Implied WPT Unit Price $16.48 — $19.72

Confidential Preliminary WPT Valuation Analysis ($ in millions, except per unit amounts) WPT Financial Projections – Downside Sensitivity 43 Peer Group Trading Analysis – Crude Oil and Refined Products MLPs (cont’d) 2017E Adjusted EBITDA $56.9 Relevant EBITDA Multiple 9.5x — 11.0x Implied Enterprise Value $540.9 — $626.3 2018E Adjusted EBITDA $50.9 Relevant EBITDA Multiple 9.0x — 10.0x Implied Enterprise Value $458.1 — $509.0 Relevant Enterprise Value $458.1 — $626.3 (Less)/Plus: Estimated Net (Debt)/Cash on June 30, 2017 4.3 Implied Equity Value $462.4 — $630.6 Projected Units Outstanding as of June 30, 2017 34.9 Implied WPT Unit Price $13.26 — $18.09

Confidential Transaction Premium Date Equity Enterprise All Transactions excl Cash Announced Acquiror(s) / Target Consideration Value Value 1-Day 5-Day 30-Day 18-May-17 Energy Transfer Partners, L.P. / PennTex Midstream Partners, LP Cash $280.3 $326.6 18.0% 22.0% 16.3% 3-Mar-17 VTTI B.V. / VTTI Energy Partners LP Cash 481.0 821.7 6.0% 4.8% 12.7% 1-Feb-17 ONEOK, Inc. / ONEOK Partners, L.P. Stock-for-Unit 9,278.3 17,115.6 25.8% 22.2% 23.1% 26-Jan-17 Enbridge Energy Co, Inc. / Midcoast Energy Partners, L.P. Cash 170.2 641.3 (8.6%) (1.8%) 10.3% 24-Oct-16 American Midstream Partners, LP / JP Energy Partners LP Unit-for-Unit 295.3 452.1 14.5% 13.7% 10.5% 26-Sep-16 TransCanada Corporation / Columbia Pipeline Partners LP Cash 1,711.1 2,287.0 11.1% 15.0% 25.6% 1-Aug-16 Transocean Ltd. / Transocean Partners LLC Stock-for-Unit 862.8 1,605.0 15.0% 10.9% 1.0% 31-May-16 SemGroup Corporation / Rose Rock Midstream, L.P. Stock-for-Unit 884.0 1,647.3 0.0% 0.9% 52.4% 3-Nov-15 Targa Resources Corp. / Targa Resources Partners LP Stock-for-Unit 6,673.1 7,216.2 18.4% 23.1% 14.9% 26-Oct-15 Western Refining, Inc. / Northern Tier Energy LP Cash/Stock-for-Unit 2,513.6 2,746.4 14.0% 11.9% 12.7% 13-Jul-15 MPLX LP / MarkWest Energy Partners, L.P. Unit-for-Unit 15,736.0 19,956.0 31.6% 35.8% 29.8% 13-May-15 The Williams Companies, Inc. / Williams Partners L.P. Stock-for-Unit 34,237.6 54,142.3 17.9% 17.1% 13.5% 6-May-15 Crestwood Equity Partners LP / Crestwood Midstream Partners LP Unit-for-Unit 3,532.6 6,251.3 17.2% 17.4% 27.6% 26-Jan-15 Energy Transfer Partners, L.P. / Regency Energy Partners LP Unit-for-Unit 11,155.6 17,955.6 13.2% 16.4% 10.6% 27-Oct-14 Access Midstream Partners LP / Williams Partners L.P. Unit-for-Unit 25,925.8 37,006.8 6.5% 6.6% 8.4% 13-Oct-14 Targa Resource Partners LP / Atlas Pipeline Partners, L.P. Unit-for-Unit 4,065.4 5,908.8 15.0% 7.8% 3.0% 1-Oct-14 Enterprise Products Partners L.P. / Oiltanking Partners L.P. Unit-for-Unit 5,823.0 6,051.0 5.6% 4.6% 6.8% 10-Aug-14 Kinder Morgan, Inc. / Kinder Morgan Energy Partners, L.P. Stock-for-Unit 36,689.1 58,551.1 12.0% 10.8% 10.7% 10-Aug-14 Kinder Morgan, Inc. / El Paso Pipeline Partners, L.P. Stock-for-Unit 5,288.5 10,021.5 15.4% 13.8% 7.3% 10-Oct-13 Regency Energy Partners LP / PVR Partners, L.P. Unit-for-Unit 3,899.3 5,664.3 25.6% 25.2% 23.7% 27-Aug-13 Plains All American Pipeline, L.P. / PAA Natural Gas Storage LP Unit-for-Unit 1,713.6 2,271.9 8.5% 8.7% 7.2% 7-May-13 Pioneer Natural Resources Company / Pioneer Southwest Energy Partners L.P. Stock-for-Unit 933.0 1,086.0 23.0% 27.5% 9.6% 6-May-13 Inergy Midstream, L.P. / Crestwood Midstream Partners LP Unit-for-Unit 1,614.7 2,402.0 4.6% 1.7% 8.1% 29-Jan-13 Kinder Morgan Energy Partners, L.P. / Copano Energy, L.L.C. Unit-for-Unit 3,777.5 4,724.3 21.8% 21.7% 36.7% 23-Feb-11 Enterprise Products Partners L.P. / Duncan Energy Partners L.P. Unit-for-Unit 2,405.0 3,302.8 27.9% 27.7% 27.4% Median 15.2% 14.4% 13.1% Mean 13.8% 14.5% 17.0% Max 27.9% 27.7% 52.4% Min (8.6%) (1.8%) 1.0% Median 15.0% 13.8% 12.7% Mean 14.4% 14.6% 16.4% Max 31.6% 35.8% 52.4% Min (8.6%) (1.8%) 1.0% WPT at $17.30 per Unit versus Unaffected April 3, 2017 Price 5.8% 6.8% 3.2% MLP Buy-Ins All MLP Mergers Preliminary WPT Valuation Analysis Source: Partnership filings Note: 1 - Day and 5 - Day prices based on business days; 30 - Day prices based on calendar days 1. Highlighted transactions are those that are MLP buy - ins ($ in millions) 44 Premiums Paid Analysis – MLP Buy - Ins and Mergers 1

Confidential Source: Partnership filings; Based on the WPT unaffected price as of April 3, 2017 Note: 1 - Day and 5 - Day prices based on business days; 30 - Day prices based on calendar days Preliminary WPT Valuation Analysis 45 Premiums Paid Analysis – MLP Buy - Ins and Mergers (cont’d) Premiums Paid Analysis – All MLP Mergers Premiums Paid Analysis – MLP Buy - Ins 1-Day 5-Day 30-Day Relevant Unit Price $16.35 $16.20 $16.77 Historical MLP Buy-In Premium Range (8.6%) — 27.9% (1.8%) — 27.7% 1.0% — 52.4% Implied Transaction Price Range $14.94 — $20.91 $15.90 — $20.69 $16.93 — $25.55 Median Buy-In Premium 15.2% 14.4% 13.1% Median Implied Transaction Price $18.84 $18.53 $18.97 1-Day 5-Day 30-Day Relevant Unit Price $16.35 $16.20 $16.77 Historical MLP Merger Premium Range (8.6%) — 31.6% (1.8%) — 35.8% 1.0% — 52.4% Implied Transaction Price Range $14.94 — $21.52 $15.90 — $21.99 $16.93 — $25.55 Median Merger Premium 15.0% 13.8% 12.7% Median Implied Transaction Price $18.80 $18.43 $18.90

Confidential Appendix

Confidential A. Weighted Average Cost of Capital Analysis

Confidential 1. Source: Predicted raw betas from FactSet; Adjusted Equity Beta calculated as: (0.67) 3 Raw Beta + (0.33) 3 1.0 2. Unlevered Beta calculated as: Adjusted Equity Beta 3 (E/(E + D 3 (1 - T)); Assumes corporate tax rate of 35.0% 3. 20 - year Treasury as of May 31, 2017 4. Source: Duff and Phelps 5. Decile: 8 th decile with equity value range of $569.3 million to $1,030.4 million 6. Equity Cost of Capital calculated as: Risk - free rate + (Levered Equity Beta 3 Market Risk Premium) + Small Company Risk Premium 7. Based on analysis of yield - to - worst of long - term debt issued by non - investment grade members of WPT’s crude oil and refined products peer group Unit Price Market Equity Total Debt and Total Debt / Adjusted Unlevered Partnership 5/31/17 Value Preferred Equity Total Capitalization Beta 1 Beta 2 Arc Logistics Partners LP $14.17 $276.6 $249.0 47.4% 1.30 0.82 Blueknight Energy Partners, L.P. 6.95 248.6 608.0 71.0% 1.05 0.41 Buckeye Partners, L.P. 64.00 8,989.6 4,486.8 33.3% 1.16 0.88 Delek Logistics Partners, LP 30.30 752.2 392.0 34.3% 1.30 0.97 Genesis Energy, L.P. 31.19 3,823.2 3,024.0 44.2% 1.32 0.87 Global Partners LP 18.75 664.0 1,300.5 66.2% 0.77 0.34 Holly Energy Partners, L.P. 32.76 2,136.8 1,240.6 36.7% 1.14 0.83 Magellan Midstream Partners, L.P. 72.59 16,552.3 4,203.1 20.3% 0.80 0.69 MPLX LP 33.05 13,822.8 6,654.0 32.5% 1.23 0.94 NuStar Energy LP 45.58 4,326.9 4,104.1 48.7% 1.19 0.74 PBF Logistics LP 19.60 820.3 532.4 39.4% 0.79 0.56 Phillips 66 Partners LP 49.52 5,452.9 2,359.0 30.2% 0.89 0.70 Equity Plains All American Pipeline, L.P. 26.48 19,223.3 11,220.0 36.9% 1.14 0.83 Cost Shell Midstream Partners, L.P. 29.83 5,397.3 685.3 11.3% 0.92 0.85 Sprague Resources LP 25.45 573.7 544.1 48.7% 1.04 0.64 Sunoco LP 29.82 3,455.5 4,349.0 55.7% 1.20 0.66 Tesoro Logistics LP 52.98 5,838.7 3,765.0 39.2% 1.13 0.79 TransMontaigne Partners L.P. 41.55 685.2 292.5 29.9% 0.83 0.65 Valero Energy Partners LP 45.21 3,144.7 895.1 22.2% 0.68 0.58 Western Refining Logistics, LP 24.70 1,503.9 313.0 17.2% 1.17 1.03 Mean 38.3% 1.05 0.74 Median 36.8% 1.13 0.76 World Point Terminals LP $17.10 $596.1 $-- --% 0.88 0.88 Risk-free Rate 3 2.6% Unlevered Beta 0.76 Debt and Preferred / Total Capitalization 36.8% Adjusted Levered Equity Beta 1.05 WACC Market Risk Premium 4 6.0% Small Company Risk Premium 5 2.1% Equity Cost of Capital 6 11.0% Pre-Tax Cost of Debt 7 6.5% After-Tax Cost of Debt 4.2% WACC 8.5% Weighted Average Cost of Capital Analysis ($ in millions, except per unit amounts) 46 WPT Weighted Average Cost of Capital – CAPM WACC Sensitivity Debt and Preferred / Total Capitalization 25.0% 36.8% 55.0% 0.65x 8.1% 7.9% 7.6% 0.76 8.8% 8.5% 8.1% 0.90 9.5% 9.2% 8.8% Unlevered Beta

Confidential Weighted Average Cost of Capital Analysis Unit Price Market Equity Total Partnership 5/31/17 Value Current Yield Distribution Growth 1 Return 2 Arc Logistics Partners LP $14.17 $276.6 12.4% 2.3% 14.8% Blueknight Energy Partners, L.P. 6.95 248.6 8.3% 4.1% 12.8% Buckeye Partners, L.P. 64.00 8,989.6 7.8% 3.1% 10.9% Delek Logistics Partners, LP 30.30 752.2 9.1% 5.5% 17.1% Genesis Energy, L.P. 31.19 3,823.2 9.2% 3.7% 12.9% Global Partners LP 18.75 664.0 9.9% 1.5% 11.4% Holly Energy Partners, L.P. 32.76 2,136.8 7.6% 3.4% 14.4% Magellan Midstream Partners, L.P. 72.59 16,552.3 4.8% 7.7% 12.6% MPLX LP 33.05 13,822.8 6.5% 8.7% 17.7% NuStar Energy LP 45.58 4,326.9 9.6% 1.7% 12.8% PBF Logistics LP 19.60 820.3 9.4% 4.2% 14.7% Total Phillips 66 Partners LP 49.52 5,452.9 4.7% 12.6% 19.9% Return Plains All American Pipeline, L.P. 26.48 19,223.3 8.3% 2.7% 11.0% Shell Midstream Partners, L.P. 29.83 5,397.3 3.9% 15.5% 20.5% Sprague Resources LP 25.45 573.7 9.3% 8.9% 18.9% Sunoco LP 29.82 3,455.5 11.1% NM 11.1% Tesoro Logistics LP 52.98 5,838.7 7.1% 7.8% 18.6% TransMontaigne Partners L.P. 41.55 685.2 7.0% 4.8% 13.6% Valero Energy Partners LP 45.21 3,144.7 3.8% 15.7% 20.9% Western Refining Logistics, LP 24.70 1,503.9 7.3% 3.2% 11.6% Mean 14.9% Median 14.0% World Point Terminals LP $17.10 $596.1 7.0% 0.0% 7.0% ($ in millions, except per unit amounts) Source: Fact Set, Partnership filings Note: Market data as of May 31, 2017 1. Distribution Growth calculated using available IBES annual estimates 2. Adjusted for GP/IDR take 3. 2017E - 2019E distribution growth 47 WPT Cost of Equity – Total Expected Market Return 3

Confidential B. Additional Valuation Analysis – No Tax

Confidential Additional Valuation Analysis – No Tax Discounted Cash Flow Analysis – Management Case EBITDA Exit Multiple Sensitivities ($ in millions, except per unit amounts) 48 For the Six Months Ending Terminal Value December 31, For the Years Ending December 31, EBITDA 2017E 2018E 2019E Exit Multiple EBITDA $29.9 $59.9 $61.5 $61.5 Less: Tax Depreciation and Amortization (31.0) (59.9) (55.8) EBIT ($1.1) $0.0 $5.6 Less: Cash Taxes @ 0.0% -- -- -- EBIAT ($1.1) $0.0 $5.6 Plus: Tax Depreciation and Amortization 31.0 59.9 55.8 Less: Maintenance Capital Expenditures (5.9) (7.3) (6.4) Less: Growth Capital Expenditures (5.3) (12.0) (12.0) Unlevered Free Cash Flow $18.7 $40.7 $43.1 EBITDA Multiple / Perpetuity Growth Rate 10.0x Terminal Value $614.6 PV of Terminal Value @ 10.0% $484.3 Plus: PV of Unlevered Free Cash Flow @ 10.0% 90.8 Implied Enterprise Value $575.1 Plus/(Less): Estimated Net (Debt)/Cash on June 30, 2017 5.8 Implied Equity Value $580.9 Projected Units Outstanding as of June 30, 2017 34.9 Implied Unit Price $16.66 EBITDA Multiple Perpetuity Growth Rate 9.0x 9.5x 10.0x 10.5x 11.0x 9.0% $15.59 $16.30 $17.01 $17.72 $18.43 9.5% 15.43 16.13 16.84 17.54 18.24 10.0% 15.27 15.97 16.66 17.36 18.05 10.5% 15.12 15.80 16.49 17.18 17.86 11.0% 14.96 15.64 16.32 17.00 17.68 WACC Note: Perpetuity methodology excluded due to terminal value assumption of full tax basis forever and taxes never being paid by the unitholder

Confidential Additional Valuation Analysis – No Tax Discounted Cash Flow Analysis – Upside Sensitivity EBITDA Exit Multiple Sensitivities ($ in millions, except per unit amounts) 49 For the Six Months Ending Terminal Value December 31, For the Years Ending December 31, EBITDA 2017E 2018E 2019E Exit Multiple EBITDA $30.9 $63.1 $64.6 $64.6 Less: Tax Depreciation and Amortization (32.8) (63.3) (58.8) EBIT ($1.8) ($0.2) $5.8 Less: Cash Taxes @ 0.0% -- -- -- EBIAT ($1.8) ($0.2) $5.8 Plus: Tax Depreciation and Amortization 32.8 63.3 58.8 Less: Maintenance Capital Expenditures (5.9) (7.3) (6.4) Less: Growth Capital Expenditures (5.3) (12.0) (12.0) Unlevered Free Cash Flow $19.7 $43.8 $46.2 EBITDA Multiple / Perpetuity Growth Rate 10.0x Terminal Value $646.3 PV of Terminal Value @ 10.0% $509.3 Plus: PV of Unlevered Free Cash Flow @ 10.0% 97.3 Implied Enterprise Value $606.6 Plus/(Less): Estimated Net (Debt)/Cash on June 30, 2017 6.8 Implied Equity Value $613.4 Projected Units Outstanding as of June 30, 2017 34.9 Implied Unit Price $17.60 EBITDA Multiple Perpetuity Growth Rate 9.0x 9.5x 10.0x 10.5x 11.0x 9.0% $16.47 $17.22 $17.97 $18.71 $19.46 9.5% 16.30 17.04 17.78 18.52 19.26 10.0% 16.13 16.87 17.60 18.33 19.06 10.5% 15.97 16.69 17.42 18.14 18.86 11.0% 15.81 16.52 17.24 17.95 18.67 WACC Note: Perpetuity methodology excluded due to terminal value assumption of full tax basis forever and taxes never being paid by the unitholder

Confidential Additional Valuation Analysis – No Tax Discounted Cash Flow Analysis – Downside Sensitivity EBITDA Exit Multiple Sensitivities ($ in millions, except per unit amounts) 50 EBITDA Multiple Perpetuity Growth Rate 9.0x 9.5x 10.0x 10.5x 11.0x 9.0% $13.11 $13.71 $14.31 $14.92 $15.52 9.5% 12.97 13.57 14.17 14.76 15.36 10.0% 12.84 13.43 14.02 14.61 15.20 10.5% 12.71 13.29 13.87 14.46 15.04 11.0% 12.58 13.16 13.73 14.31 14.89 WACC Note: Perpetuity methodology excluded due to terminal value assumption of full tax basis forever and taxes never being paid by the unitholder For the Six Months Ending Terminal Value December 31, For the Years Ending December 31, EBITDA 2017E 2018E 2019E Exit Multiple EBITDA $28.5 $50.9 $52.1 $52.1 Less: Tax Depreciation and Amortization (26.0) (50.4) (47.2) EBIT $2.5 $0.5 $4.9 Less: Cash Taxes @ 0.0% -- -- -- EBIAT $2.5 $0.5 $4.9 Plus: Tax Depreciation and Amortization 26.0 50.4 47.2 Less: Maintenance Capital Expenditures (5.9) (7.3) (6.4) Less: Growth Capital Expenditures (5.3) (12.0) (12.0) Unlevered Free Cash Flow $17.2 $31.6 $33.7 EBITDA Multiple / Perpetuity Growth Rate 10.0x Terminal Value $521.5 PV of Terminal Value @ 10.0% $410.9 Plus: PV of Unlevered Free Cash Flow @ 10.0% 73.5 Implied Enterprise Value $484.4 Plus/(Less): Estimated Net (Debt)/Cash on June 30, 2017 4.3 Implied Equity Value $488.7 Projected Units Outstanding as of June 30, 2017 34.9 Implied Unit Price $14.02

Confidential 1. Source: Predicted raw betas from FactSet; Adjusted Equity Beta calculated as: (0.67) 3 Raw Beta + (0.33) 3 1.0 2. Unlevered Beta calculated as: Adjusted Equity Beta 3 (E/(E + D 3 (1 - T)); Assumes corporate tax rate of 0.0% 3. 20 - year Treasury as of May 31, 2017 4. Source: Duff and Phelps 5. Decile: 8 th decile with equity value range of $569.3 million to $1,030.4 million 6. Equity Cost of Capital calculated as: Risk - free rate + (Levered Equity Beta 3 Market Risk Premium) + Small Company Risk Premium 7. Based on analysis of yield - to - worst of long - term debt issued by non - investment grade members of crude oil and refined products peer group Unit Price Market Equity Total Debt and Total Debt / Adjusted Unlevered Partnership 5/31/17 Value Preferred Equity Total Capitalization Beta 1 Beta 2 Arc Logistics Partners LP $14.17 $276.6 $249.0 47.4% 1.30 0.68 Blueknight Energy Partners, L.P. 6.95 248.6 608.0 71.0% 1.05 0.31 Buckeye Partners, L.P. 64.00 8,989.6 4,486.8 33.3% 1.16 0.78 Delek Logistics Partners, LP 30.30 752.2 392.0 34.3% 1.30 0.86 Genesis Energy, L.P. 31.19 3,823.2 3,024.0 44.2% 1.32 0.74 Global Partners LP 18.75 664.0 1,300.5 66.2% 0.77 0.26 Holly Energy Partners, L.P. 32.76 2,136.8 1,240.6 36.7% 1.14 0.72 Magellan Midstream Partners, L.P. 72.59 16,552.3 4,203.1 20.3% 0.80 0.64 MPLX LP 33.05 13,822.8 6,654.0 32.5% 1.23 0.83 NuStar Energy LP 45.58 4,326.9 4,104.1 48.7% 1.19 0.61 PBF Logistics LP 19.60 820.3 532.4 39.4% 0.79 0.48 Phillips 66 Partners LP 49.52 5,452.9 2,359.0 30.2% 0.89 0.62 Equity Plains All American Pipeline, L.P. 26.48 19,223.3 11,220.0 36.9% 1.14 0.72 Cost Shell Midstream Partners, L.P. 29.83 5,397.3 685.3 11.3% 0.92 0.82 Sprague Resources LP 25.45 573.7 544.1 48.7% 1.04 0.53 Sunoco LP 29.82 3,455.5 4,349.0 55.7% 1.20 0.53 Tesoro Logistics LP 52.98 5,838.7 3,765.0 39.2% 1.13 0.68 TransMontaigne Partners L.P. 41.55 685.2 292.5 29.9% 0.83 0.58 Valero Energy Partners LP 45.21 3,144.7 895.1 22.2% 0.68 0.53 Western Refining Logistics, LP 24.70 1,503.9 313.0 17.2% 1.17 0.97 Mean 38.3% 1.05 0.64 Median 36.8% 1.13 0.66 World Point Terminals LP $17.10 $596.1 $-- --% 0.88 0.88 Risk-free Rate 3 2.6% Unlevered Beta 0.70 Debt and Preferred / Total Capitalization 36.8% Adjusted Levered Equity Beta 1.11 WACC Market Risk Premium 4 6.0% Small Company Risk Premium 5 2.1% Equity Cost of Capital 6 11.4% Pre-Tax Cost of Debt 7 6.5% After-Tax Cost of Debt 6.5% WACC 9.6% Additional Valuation Analysis – No Tax ($ in millions, except per unit amounts) 51 Weighted Average Cost of Capital – CAPM WACC Sensitivity Debt and Preferred / Total Capitalization 25.0% 36.8% 55.0% 0.60x 8.8% 9.0% 9.3% 0.70 9.4% 9.6% 9.9% 0.80 10.0% 10.2% 10.5% Unlevered Beta

Confidential The Conflicts Committee of the Board of Directors of WPT GP, LLC Discussion Materials Regarding Project Bear June 1, 2017

Confidential These materials have been prepared by Evercore Group L.L.C. (“Evercore”) for the Conflicts Committee of the Board of Director s o f WPT GP, LLC (“WPT”) to whom such materials are directly addressed and delivered and may not be used or relied upon for any purpose other than as specifically contemplated by a written agreement with Evercore. These materials are based on information provided by or on be hal f of the Board and/or other potential transaction participants, from public sources or otherwise reviewed by Evercore. Evercore assume s n o responsibility for independent investigation or verification of such information and has relied on such information being com ple te and accurate in all material respects. To the extent such information includes estimates and forecasts of future financial performance prepar ed by or reviewed with the management of the Board and/or other potential transaction participants or obtained from public sources, Evercore ha s a ssumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and jud gme nts of such management (or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates). No rep res entation or warranty, express or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past, the present or the future. These materials were designed for use by specif ic persons familiar with the business and affairs of the Board. These materials are not intended to provide the sole basis for evaluating, and sh oul d not be considered a recommendation with respect to, any transaction or other matter. These materials have been developed by and are pro prietary to Evercore and were prepared exclusively for the benefit and internal use of the Board. These materials were compiled on a confidential basis for use by the Board in evaluating the potential transaction described her ein and not with a view to public disclosure or filing thereof under state or federal securities laws, and may not be reproduced, disseminated , q uoted or referred to, in whole or in part, without the prior written consent of Evercore. These materials do not constitute an offer or solicitation to sell or purchase any securities and are not a commitment by Eve rco re (or any affiliate) to provide or arrange any financing for any transaction or to purchase any security in connection therewith. Everc ore assumes no obligation to update or otherwise revise these materials. These materials may not reflect information known to other professi ona ls in other business areas of Evercore and its affiliates. Evercore and its affiliates do not provide legal, accounting or tax advice. Accordingly, any statements contained herein as t o t ax matters were neither written nor intended by Evercore or its affiliates to be used and cannot be used by any taxpayer for the purpose of a voi ding tax penalties that may be imposed on such taxpayer. Each person should seek legal, accounting and tax advice based on his, her or its parti cul ar circumstances from independent advisors regarding the impact of the transactions or matters described herein.

Confidential Table of Contents Executive Summary WPT Situation Analysis WPT Operating Asset Overview and Projections Preliminary WPT Valuation Analysis Appendix A. Weighted Average Cost of Capital Analysis B. Additional Valuation Analysis – No Tax Section I II III IV

Confidential I. Executive Summary

Confidential Executive Summary Introduction Evercore Group L.L.C. (“Evercore”) is pleased to provide the following materials to the Conflicts Committee (the “Conflicts Committee”) of the Board of Directors of WPT GP, LLC (the “General Partner”), the general partner of World Point Terminals, L P (“WPT” or the “Partnership”), regarding the proposed acquisition by World Point Terminals, Inc. (“WPT, Inc.”) of all publicly - held common units representing limited partner interests in WPT from the current holders of such units other than common units hel d by WPT, Inc., the General Partner or their respective affiliates (the “Unaffiliated Unitholders”) (such transactions, the “Pr opo sed Transaction”) As per the April 3, 2017 Offer Letter (the “Initial Proposal”) and Amendment to Schedule 13D filed with the Securities and Exchange Commission (the “SEC”), as modified and supplemented by the revised proposal dated May 19, 2017 (the “Final Proposal”), the Proposed Transaction is contemplated as a two - step transaction pursuant to which (a) WPT, Inc. will commence a tender offer to purchase all of the issued and outstanding common units of WPT not already owned by WPT, Inc. or its affiliates for cash at a price of $17.30 per common unit (the “Proposed Consideration ”) and (b) following the consummation of the tender offer, the General Partner will assign and transfer to WPT , Inc. or one of its affiliates the right, in its entirety, to purchase the remaining common units not tendered pursuant to the tender offer pursuant to the First Amended and Restated Agreement of Limited Partnership of the Partnership (the “Partnership Agreement”) and WPT, Inc. will exercise such right to purchase the remaining common units at a price per common unit equal to the Proposed Consideration 1 ● The Proposed Consideration represents a 6.3% premium to WPT’s closing unit price of $16.27 as of March 31, 2017 2 ● The Proposed Consideration represents a 3.5% premium to WPT’s 30 - day average unit price of $16.72 as of March 31, 2017 1 ● Pro forma for the Proposed Transaction, WPT will cease to be a publicly - traded partnership and will be a wholly - owned subsidiary of WPT, Inc. 1 Source : FactSet 1. WPT Schedule 13D/A dated May 19, 2017 2. Last unaffected trading date

Confidential Executive Summary In connection with its review of the Proposed Transaction, Evercore has, among other things: Reviewed the offer letters dated April 3, 2017 and May 19, 2017 delivered to the Partnership by WPT, Inc.; Reviewed certain publicly - available historical business and financial information relating to the Partnership that Evercore deemed relevant, including the Quarterly Report on Form 10 - Q for the quarter ended March 31, 2017, the Annual Report on Form 10 - K for the year ended December 31, 2016 and certain Current Reports on Form 8 - K, in each case as filed with or furnished to the SEC by the Partnership; ● Reviewed Amendment No. 2 to Schedule 13D dated April 3, 2017 and Amendment No. 3 to Schedule 13D dated May 19, 2017 relating to the common units filed with the SEC by WPT, Inc. and the other reporting persons named therein; Reviewed certain non - public historical and projected financial and operating data relating to the Partnership, as prepared and furnished to Evercore by management of the Partnership ; Reviewed the Sensitivity Cases described herein with respect to the projected financial and operating data and assumptions relating to the Partnership Evercore deemed relevant ; Discussed past and current operations and projected financial and operating data relating to the Partnership with management of the Partnership , including their views on the risks and uncertainties of achieving such projections; ● Reviewed the reported prices and the historical trading activity of the common units; Reviewed certain publicly available research analyst estimates for the Partnership’s future financial performance on a standalone basis ; Performed discounted cash flow analyses based on forecasts and other data provided by management of the Partnership; Performed discounted distribution analyses based on forecasts and other data provided by management of the Partnership ; Evercore Evaluation Process 2

Confidential Executive Summary Reviewed the financial metrics of certain historical transactions that Evercore deemed relevant and compared such financial metrics to those implied by the Proposed Transaction; Compared the projected financial performance of the Partnership and its stock market trading multiples with those of certain publicly - traded entities that Evercore deemed relevant; Reviewed the premiums paid in certain historical transactions Evercore deemed relevant and compared such premiums to those implied by the Proposed Transaction; Reviewed a letter, dated May 25, 2017, from Apex Oil Company, Inc. (“Apex”) to a subsidiary of the Partnership providing notice of its intent to terminate contracted volumes at certain of the Partnership’s terminals (the “Termination Notice”); Reviewed the draft Transaction Agreement dated [May 26, 2017]; and Performed such other analyses and examinations, reviewed such other information and considered such other factors that Evercore deemed appropriate for the purposes of providing the opinion contained herein Evercore Evaluation Process (cont’d) 3

Confidential Executive Summary Source : FactSet, P artnership filings and WPT management Note: Ownership information per WPT’s 2016 10 - K and 2017 Q1 10 - Q filings imply 73.6% insider ownership 1. Includes 250,000 units owned by The Novelly Dynasty Trust 2. Includes 957,662 units owned by Paul Novelly through St. Albans Global Management, Limited Partnership, LLLP 3. Market data as of May 31, 2017 4 WPT GP, LLC Public Unitholder s 100.0% Ownership Interest Center Point Terminal Company, LLC Cenex Rensselear Terminal, LLC (Albany Terminal) Operating Subsidiaries 100.0% Ownership Interest 60.0% of IDRs World Point Terminals, LP (NYSE: WPT) Market Capitalization 3 : $596.1 MM 68.0% Ownership Interest PAN Group, L.L.C Apex Oil Company, Inc. 1, 2 100.0% Ownership Interest Current Summary WPT Partnership Structure Controlling Shareholders 26.4% LP Interest 9,194,838 Common Units World Point Terminals, Inc. CPT 2010, LLC 100.0% Ownership Interest 18.4% LP Interest 20.0% of IDRs 6,423,007 Common Units 47.3% LP Interest 16,485,507 Common Units 100.0% Ownership Interest 99.0% Ownership Interest 57.0% Ownership Interest 7.9% LP Interest 20.0% of IDRs 2,757,662 Common Units 32.0% Ownership Interest 0.0% Non - Economic General Partner Interest

Confidential Executive Summary Overview of the Proposed Consideration 5 ($ in millions, except per unit amounts) Proposed Consideration $17.30 Total Units Outstanding (MM) 34.9 Resulting WPT Equity Value $603.1 WPT Net Debt 1 (8.9) Transaction Value $594.2 Initial Proposal Final Proposal Offer Price $16.80 $17.30 Implied Transaction Value $576.7 $594.2 Premium 2 Unaffected Price: March 31,2017 $16.27 3.3% 6.3% 10-Day VWAP 16.22 3.6% 6.7% 20-Day VWAP 16.36 2.7% 5.8% 30-Day VWAP 16.48 2.0% 5.0% Transaction Value / EBITDA (WPT Financial Projections) 2017E $59.8 9.6x 9.9x 2018E 60.1 9.6 9.9 2019E 61.8 9.3 9.6 Transaction Value / EBITDA (IBES Consensus Estimates) 2017E $63.9 9.0x 9.3x 2018E 64.2 9.0 9.3 Source : FactSet, Partnership filings and WPT management 1. As of March 31, 2017 2. VWAPs calculated as of March 31, 2017, the unaffected date

Confidential Executive Summary Historical WPT Unit Price vs. Proposed Consideration 6 Source : FactSet 1. Unaffected date $13.00 $14.00 $15.00 $16.00 $17.00 $18.00 $19.00 4/1/2016 4/15/2016 4/29/2016 5/13/2016 5/27/2016 6/10/2016 6/24/2016 7/8/2016 7/22/2016 8/5/2016 8/19/2016 9/2/2016 9/16/2016 9/30/2016 10/14/2016 10/28/2016 11/11/2016 11/25/2016 12/9/2016 12/23/2016 1/6/2017 1/20/2017 2/3/2017 2/17/2017 3/3/2017 3/17/2017 3/31/2017 Price 5-Day 10-Day 20-Day 30-Day 60-Day 120-Day 180-Day 52-Week Proposed Consideration $17.30 Offer Unit Implied Price Premium At Close on March 31, 2017 $16.27 6.3% 5 Prior Trading Days' Average 16.21 6.7% 10 Prior Trading Days' Average 16.23 6.6% 20 Prior Trading Days' Average 16.43 5.3% 30 Prior Trading Days' Average 16.72 3.5% 60 Prior Trading Days' Average 16.74 3.3% 120 Prior Trading Days' Average 16.32 6.0% 180 Prior Trading Days' Average 15.97 8.3% 52 Prior Trading Weeks' Average 15.75 9.9% 1

Confidential R² = 0.5779 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 0.0% 2.5% 5.0% 7.5% 10.0% 12.5% 15.0% 17.5% 20.0% 22.5% 25.0% Current Yield 2017E - 2019E Distribution CAGR MLPs with Projected Distribution Growth MLPs with Low / No Projected Distribution Growth WPT Yield: (Yield of 7.4% implies growth of 8.8%) 1 Low / No - Growth WPT: Implies 10.9% yield Executive Summary Distribution Growth Rates and Implications on Current Yield 7 Source : FactSet, Partnership press releases Note: Market data as of May 31, 2017; regression excludes partnerships with 2017E – 2019E DPU CAGR less than zero and certain ML Ps with growth rates distorted by recent distribution reductions 1. Based on WPT’s unit price of $16.27 as of March 31, 2017, the unaffected date WPT Illustrative Distribution Yield Range Implied Unit Price DPU Growth Based on Current Yield $1.200 6.50% – 8.00% $18.46 – $15.00 Current Implied DPU Growth $1.200 9.00% – 12.00% $13.33 – $10.00 Illustrative Pricing Regression - Implied Yield

Confidential II. WPT Situation Analysis

Confidential Summary Market Data As of March 31, 2017 Cash and Marketable Securities $8.9 Short-Term Debt -- Long-Term Debt -- Total Debt $-- Net Debt ($8.9) Plus: Minority Interest -- Plus: Partners' Capital 191.4 Net Book Capitalization $182.5 Revolver Availability / Total Revolver Capacity $200.0 / $200.0 Net Debt / Net Book Cap NM Net Debt / 2017E EBITDA NM Net Debt / 2018E EBITDA NM Current Ratings (Senior Unsecured): Moody's NA S&P NA ($ in millions, except per unit amounts) $0.00 $0.40 $0.80 $1.20 $1.60 $2.00 $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 5/31/15 9/29/15 1/29/16 5/30/16 9/29/16 1/29/17 5/31/17 Distribution per Unit Unit Price Distribution per Unit Unit Price 8 Source: FactSet, public filings and WPT management Unit Price and Distribution Information General Partner Incentive Distribution Rights WPT Situation Analysis Balance Sheet and Credit Data Market Capitalization As of May 31, 2017 Total Units Outstanding 34.9 Common Unit Price $17.10 Total Equity Value $596.1 Plus: Preferred Equity -- Plus: Net Debt (8.9) Plus: Minority Interest -- Enterprise Value $587.2 IBES Data Metric Yield/Multiple Distribution Yield Current $1.20 7.0% 2017E 1.20 7.0% 2018E 1.20 7.0% EV/EBITDA 2017E $63.9 9.2x 2018E 64.2 9.1 Quarterly Distribution per LP Unit $0.3000 Quarterly Total Total Total Total LP Quarterly Quarterly Distribution Total Quarterly Quarterly Annual Annual Distribution Distribution to GP LP Units Distribution Distribution Distribution Distribution % to LP % to GP Range Within Range per LP Unit Outstanding to LPs to GP to LPs to GP 100.0% 0.0%$0.0000 $0.3450 $0.3000 $0.0000 34.9 $10.5 $-- $41.8 $-- 85.0% 15.0% 0.3450 0.3750 -- -- 34.9 -- -- -- -- 75.0% 25.0% 0.3750 0.4500 -- -- 34.9 -- -- -- -- 50.0% 50.0% 0.4500 -- -- 34.9 -- -- -- -- $10.5 $-- $41.8 $-- % of Total Distributions to the GP 0.0% % of Total Distributions to the IDRs 0.0%

Confidential Wall Street Research WPT Situation Analysis Summary Price Targets Analyst Recommendations Distribution Per Unit Estimates EBITDA Estimates Firm Analyst Date Recommendation Target Price Stephens Matt Schmid 04/05/17 Equalweight $17.00 Stifel Selman Akyol 03/15/17 Hold 16.00 EVA Dimensions Neil Fonseca 12/17/16 Buy NA Median: $16.50 Mean: 16.50 Low: 16.00 High: 17.00 Buy (1) 33% Hold (2) 67% $65.1 $65.4 $64.1 $64.1 $59.8 $60.1 $61.8 $63.9 $64.2 $-- $25.0 $50.0 $75.0 $100.0 2017E 2018E 2019E $1.20 $1.20 $1.20 $1.20 $1.20 $1.20 $1.20 $1.20 $1.20 $-- $0.50 $1.00 $1.50 $2.00 2017E 2018E 2019E ($ in millions, except per unit amounts) 9 Source: FactSet , Wall Street Research, Bloomberg as of April 12, 2017 Stephens Stifel WPT Management IBES Consensus

Confidential WPT Situation Analysis 10 Recent Events : 8 - K Filings “World Point Terminals, LP received notice from Apex Oil Company, Inc. exercising its right under the Terminaling Services Agreement, dated August 14, 2013, between Center Point Terminal Company, LLC and Apex, as amended (the “Agreement”) to terminate the Agreement with respect to certain terminal facilities subject to the Agreement, effective as of August 13, 2017. Specifically, Apex terminated the Agreement with respect to the following facilities: ( i ) Albany; (ii) Baltimore; (iii) Glenmont; and (iv) Gates …Apex further stated that it remains interested in continuing to utilize the Terminated Facilities, but at to be agreed upon diminished capacities and rates.” – WPT, 8 - K May 25, 2017 “ Apex has informed the Partnership that it presently has no intention of pursuing future dropdown transactions due to current market conditions. Apex has further informed us that in light of overall market conditions, and Apex’s recent rate of utilization of its committed storage, Apex intends to terminate or renegotiate its contractual volumes at certain terminals . If Apex terminates its storage commitments with respect to one or more terminal facilities, there is no certainty that the Partnership will be able to recontract with third - party customers for the resulting unutilized tankage, especially at locations that have experienced reduced demand for terminaling services or increased supply of surrounding storage facilities. Moreover, the Partnership may not be able to secure similar volume commitments, comparable storage rates, or equivalent term lengths as those currently in effect with Apex. In April 2017, the terminal service agreement with Apex was amended to decrease the termination notice period from 120 to 75 days. Apex now has until June 1, 2017 to deliver to the Partnership a written notice that it desires to terminate or modify contract terms at any of the terminal facilities where its contracted volumes are in the evergreen renewal phase.” – WPT, 8 - K May 9, 2017

Confidential -- 400 800 1,200 1,600 2,000 $10.00 $15.00 $20.00 $25.00 $30.00 8/8/13 12/25/13 5/13/14 9/29/14 2/15/15 7/5/15 11/21/15 4/8/16 8/25/16 1/11/17 5/31/17 Volume (in thousands) Unit Price Volume WPT Price Historical Trading Performance WPT Situation Analysis Source : FactSet , Partnership filings Note : Market data as of May 31, 2017 6/18/14: Announces acquisition of additional two terminal facilities in Mobile, AL with total shell capacity of 1,826 MBbls for approximately $14 million of cash 8/8/13: WPT prices its initial public offering at $ 20.00 per unit and on the first day of trading its unit price decreases by 1.5% to close at $19.70 per unit on 4.1 million trades 11 12/4/14: Announces damage to Galveston, TX terminal dock resulting in temporary unavailability 12/18/14: Announces agreement to acquire a terminal in Greensboro, NC from Apex Oil Company for 1,550,000 common units , representing approximately $29.4 million 3/26/15: Announces financial results for year ended December 31, 2014 including a $0.2 million increase in net income compared to year ended December 31, 2013 4/4/17: Announces receipt of tender offer acquisition proposal from World Point Terminals, Inc. to purchase all of the outstanding common units not already owned by itself or its affiliates at a price of $16.80 of cash per common unit

Confidential WPT Situation Analysis Source: FactSet, Bloomberg as of May 25, 2017 1. Includes common units owned through CPT 2010, LLC 2. Includes 250,000 units owned by The Novelly Dynasty Trust 3. Includes 957,662 units owned by Paul Novelly through St. Albans Global Management, Limited Partnership, LLLP Current Unitholders Units % of Total Institutional Top 10: ClearBridge Investments LLC 2,053,055 5.9% Advisory Research, Inc. 795,372 2.3% Lafitte Capital Management LP 675,000 1.9% Trafelet & Co. LLC 361,045 1.0% Wells Fargo Bank, NA (Private Banking) 186,430 0.5% Deutsche Asset Management Investment GmbH 85,583 0.2% Stephens Investment Management Group LLC 84,747 0.2% Western Standard LLC 70,212 0.2% Morgan Stanley Smith Barney LLC (Private Banking) 62,039 0.2% Parkside Financial Bank & Trust 38,092 0.1% Other 4,783,263 13.7% Total Institutional Ownership 9,194,838 26.4% Insiders World Point Terminals, Inc. 1 22,908,514 65.7% Apex Oil Company, Inc. 2, 3 2,757,662 7.9% Total Insiders 25,666,176 73.6% Total Units Outstanding 34,861,014 100.0% Short Interest 22,708 0.1% 12 Equity Ownership Summary

Confidential III. WPT Operating Asset Overview and Projections

Confidential WPT Operating Asset Overview and Projections Locations by Core Region Albany, NY Glenmont, NY Newark, NJ Gates, NY Baltimore, MD Salisbury, MD Weirton, WV Greensboro, NC Chesapeake, VA Jacksonville, FL Blakeley Island, AL Chickasaw, AL Baton Rouge, LA Galveston, TX N. Little Rock, AR Pine Bluff, AR Memphis, TN Granite City, IL St. Louis, MO Operating Capacity by Region East Coast 53% Gulf Coast 35% Midwest 12% Core Services Link between to the upstream and downstream segments of the oil & gas and chemical industries Address disconnect between location and timing of the production and consumption of refined products Product specification to meet regulatory requirements and product composition (blending) Storage and connectivity for marketers and traders of physical petroleum products 13 Source: WPT Management

Confidential Typically aggregate product by barge or pipeline for local markets Growth projects: Construction of 100,000 Bbls of asphalt storage in Chesapeake, VA in Q1 2017 and to be contracted by Apex starting in Q2 2017 (35,000 Bbls of capacity was removed in Q1 2017) Two additional tanks of ~195,000 barrels of storage capacity planned for the Jacksonville terminal Expectations that WPT will be losing Apex contracts at the Albany and Gates terminals, which could result in a loss of $4 - $5 M in revenue if the capacity isn’t re - contracted Overview 14 WPT Operating Asset Overview and Projections Core Region – East Coast City State Region Active Storage Capacity Product Supply Method Delivery Method Glenmont NY East Coast 2,103 Gasoline, Distillate, Kerosene, Ice Melt Barge, Ship Pipeline, Truck Baltimore MD East Coast 1,267 Gasoline, No. 2 oil, Kerosene, Ultra-Low-Sulfur Diesel, Ethanol Barge, Ship, Colonial Pipeline Barge, Ship, Truck Jacksonville FL East Coast 1,130 Gasoline, Distillate, Ethanol, Biodiesel Barge, Rail, Ship, Truck Barge, Truck Newark NJ East Coast 1,064 Gasoline, Distillate, Biodiesel, Heating Oil, Ethanol Barge, Colonial Pipeline Barge, Truck Greensboro NC East Coast 684 Gasoline, Distillate, Biodiesel, Jet Fuel, Ethanol Colonial Pipeline, Truck Truck Weirton WV East Coast 680 Crude Oil Barge, Truck Barge Chesapeake VA East Coast 625 Gasoline, Liquid Asphalt, Distillate, Aviation Gas, Vegetable Oil, Biodiesel Barge, Rail, Ship, Colonial Pipeline Barge, Ship, Truck Albany NY East Coast 384 Gasoline, Distillate, Kerosene, Ethanol, Biodiesel Barge, Rail, Ship, Truck Truck Gates NY East Coast 276 Gasoline, Distillate, Ethanol, Jet Fuel Buckeye Pipeline, Sun Pipeline Truck Salisbury MD East Coast 177 Gasoline, Ultra-Low-Sulfer Diesel, Heating Oil, Ethanol Barge, Truck Truck Capacity Utilization by Terminal 100.0% 89.0% 100.0% 91.0% 100.0% 100.0% 90.0% 100.0% 100.0% 80.0% - 500 1,000 1,500 2,000 2,500 MBbl Utilization Source: WPT Management

Confidential WPT Operating Asset Overview and Projections 15 Overview Core Region – Gulf Coast Core services in the region include bulk storage and product blending Growth projects: Construction of ~99,000 Bbls of storage completed and under contract with a third - party customer at the Blakeley Island terminal in Mobile, AL during Q1 2017 Potential supply - side glut in the region Termination notices received at Baton Rouge and Galveston from third - party customers Higher future operating costs at Galveston associated with increased need for dredging in the region to ensure terminals are accessible by ship/barge Capacity Utilization by Terminal 87.0% 100.0% 81.0% 62.0% 100.0% - 500 1,000 1,500 2,000 2,500 MBbl Utilization City State Region Active Storage Capacity Product Supply Method Delivery Method Galveston TX Gulf Coast 2,020 Vacuum Gas Oil, Vacuum Tower Bottoms, Bunker Fuel, No. 6 oil Barge, Ship Barge, Ship, Truck Baton Rouge LA Gulf Coast 1,640 No. 6 oil, Vacuum Gas Oil, Liquid Asphalt, Carbon Black Barge, Rail, Ship Barge, Rail, Truck Blakeley AL Gulf Coast 1,281 Gasoline, Crude Oil, Distillates, Ethanol, Residual Fuels, Biodiesel, Ultra-Low-Sulfur Diesel Barge, Ship Barge, Ship, Truck Chickasaw AL Gulf Coast 652 Asphalt, Crude Oil, Residual Fuels, Biodiesel Barge, Rail, Ship, Truck Barge, Rail, Ship, Truck Source: WPT Management

Confidential WPT Operating Asset Overview and Projections ($ in millions ) 16 Overview Capacity Utilization by Terminal Core Region – Midwest Services provided to major refiners and marketers No growth projects planned in the region The Midwest region has the highest utilization rate but accounts for approximately 10% of the business based on storage capacity Termination notice received from third - party customer at North Little Rock terminal 99.0% 96.0% 98.0% 100.0% - 200 400 600 800 1,000 MBbl Utilization City State Region Active Storage Capacity Product Supply Method Delivery Method Granite City IL Midwest 821 Liquid Asphalt, Polymer facility Barge, Rail Barge, Rail, Truck St. Louis MO Midwest 351 Liquid Asphalt Barge Barge, Truck N. Little Rock AR Midwest 316 Gasoline, Caustic, Diesel, Biodiesel Barge, Magellan Pipeline Pipeline, Truck Memphis TN Midwest 213 Jet Fuel, Aviation Gas, Biodiesel Barge Barge, Truck Pine Bluff AR Midwest 126 No. 2 oil, Caustic Barge Barge, Pipeline, Truck Source: WPT Management

Confidential WPT Operating Asset Overview and Projections Top Ten Customers by Revenue Apex Oil Company, Inc. 40% Customer B 10% Customer C 6% Customer D 4% Customer E 4% Customer F 4% Customer G 4% Customer H 3% Customer I 3% Customer J 2% Other 20% Customers by % of 2016 Revenue Customers by % of 2016 Revenue Company Years % of 2016 Revenue Apex Oil Company, Inc. 21 40.0% Customer B 15 10.0% Customer C 10 6.0% Customer D 22 4.0% Customer E 11 4.0% Customer F 3 4.0% Customer G 3 4.0% Customer H 9 3.0% Customer I 1 3.0% Customer J 2 2.0% Other 20.0% Total 100.0% 17 Source: WPT Management

Confidential WPT Operating Asset Overview and Projections Financial Forecast Assumptions 18 Upside Sensitivity Management Case Downside Sensitivity East Coast Gates • Assumed 100 MBbls not renewed in August 2017 and expected to remain unfilled • Assumed 100 MBbls not renewed in August 2017 and expected to remain unfilled • Assumed 100 MBbls not renewed in August 2017 and expected to remain unfilled Glenmont • ~800 MBbls assumed to be renewed at a reduced rate • ~400 MBbls assumed to be recontracted at a reduced rate • ~400 MBbls assumed to be not renewed • ~800 MBbls assumed to be not renewed Gulf Coast Baton Rouge • Contracts, associated with ~500 MBbls, renewed at current rate • Contracts, associated with ~500 MBbls, renewed at a reduced rate • ~500 MBbls not renewed and remains uncontracted Galveston • ~570 MBbls associated with contract renewed at current rates • ~250 MBbls associated with expiring contract remains contracted at current rates • Reduction in revenues due to recontracting lag for ~320 MBbls • ~570 MBbls associated with contract not renewed and remains uncontracted Midwest North Little Rock • ~50 MBbls not renewed and remains uncontracted • ~50 MBbls not renewed and remains uncontracted • ~50 MBbls not renewed and remains uncontracted Growth Projects • New storage of ~200 MBbls expected online Q3 2018 • Customers for new storage assumed to be contracted beginning Q3 2018 • New storage of ~200 MBbls expected online Q3 2018 • Customers for new storage assumed to be contracted beginning Q3 2018 • No customers assumed for ~200 Mbls new storage coming online Q3 2018 Other Assumptions • Additional $500,000 in maintenance expense related to dredging • Additional $500,000 of SG&A in 2017 related to professional fees • Labor expenses increase 2.0% annually beginning in 2017 • Additional $500,000 in maintenance expense related to dredging • Additional $500,000 of SG&A in 2017 related to professional fees • Labor expenses increase 2.0% annually beginning in 2017 • No additional dredging performed Source: WPT Management Note: Includes only certain material assumptions made and may not represent all variations of possible scenarios; Assumptions preliminarily reviewed by management but remain sub ject to ongoing management review; Assumes contracts at all other terminals renew at existing rates Indicates assumption different from Management Case that results in a positive impact to EBITDA I ndicates assumption different from Management Case that results in a negative impact to EBITDA

Confidential WPT Operating Asset Overview and Projections Summary Financial Overview 19 Revenue EBITDA 1 Distributable Cash Flow / LP Unit Maintenanc e and Growth Capital Expenditures 2 $98.5 $99.7 $101.7 $96.5 $96.5 $98.5 $92.3 $86.3 $87.5 $75.0 $80.0 $85.0 $90.0 $95.0 $100.0 $105.0 $110.0 2017E 2018E 2019E Upside Sensitivity Management Case Downside Sensitivity $59.9 $63.1 $64.6 $57.8 $59.9 $61.5 $54.9 $50.9 $52.1 $-- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 2017E 2018E 2019E Upside Sensitivity Management Case Downside Sensitivity $1.36 $1.55 $1.60 $1.30 $1.48 $1.53 $1.22 $1.23 $1.28 $-- $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 $1.75 $2.00 2017E 2018E 2019E Upside Sensitivity Management Case Downside Sensitivity $11.8 $7.3 $6.4 $9.2 $12.0 $12.0 $21.0 $19.3 $18.4 $-- $5.0 $10.0 $15.0 $20.0 $25.0 2017E 2018E 2019E Maintenance Growth 1.6% 2017E - 2019E CAGR 1.0% (2.6%) 3.9% 2017E - 2019E CAGR 3.1% (2.6%) 6.3% 2017E - 2019E CAGR 6.0% 0.3% Source: WPT Management 1. 2017E Adjusted EBTIDA, excluding One - time Transaction Costs, is $61.9 million, $59.8 million and $56.9 million, for Upside Sensi tivity, Management Case and Downside Sensitivity, respectively 2. Capital expenditures for the Management Case, Upside Sensitivity and Downside Sensitivity are equal

Confidential The following sets forth the EBITDA build - down for the Management Case: For the Years Ending December 31, CAGR 2017E 2018E 2019E 2017E-2019E Total Revenue $96.5 $96.5 $98.5 1.0% Total Expenses (64.7) (62.3) (63.0) (1.4%) Income From Operations $31.7 $34.3 $35.5 5.8% Less: Interest Expense (0.6) (0.7) (0.8) Plus: Interest and Dividend Income 0.2 0.2 0.2 Plus: (Loss) / Gain on Investments and Other - Net (0.2) (0.2) (0.2) Income Before Taxes $31.1 $33.6 $34.7 5.6% Less: Provision for Taxes (0.1) (0.1) (0.1) Net Income $31.0 $33.5 $34.6 5.6% Plus: Depreciation & Amortization 24.9 25.2 25.4 Plus: Depreciation & Amortization - CENEX JV 0.5 0.5 0.5 Plus: Provision for Taxes 0.1 0.1 0.1 Plus: Interest Expense 0.6 0.7 0.8 Less: Interest and Dividend Income (0.2) (0.2) (0.2) Plus: Equity Based Compensation 0.6 0.0 0.0 Plus: (Gain) / Loss on Disposition of Assets 0.2 0.2 0.2 EBITDA $57.8 $59.9 $61.5 3.1% Plus: Adjustment to Exclude One-time Transaction Costs Embedded in SG&A 2.0 -- -- Adjusted EBITDA $59.8 $59.9 $61.5 1.4% Summary WPT Projections – Management Case WPT Operating Asset Overview and Projections Source: WPT management ($ in millions) 20

Confidential For the Years Ending December 31, CAGR 2017E 2018E 2019E 2017E-2019E Distributable Cash Flow EBITDA $57.8 $59.9 $61.5 3.1% Less: Standalone Maintenance Capex (11.8) (7.3) (6.4) Less: Interest (Expense) / Income (0.6) (0.7) (0.8) Plus: Interest and Dividend Income 0.2 0.2 0.2 Plus: (Loss) / Gain on Investments and Other - Net (0.2) (0.2) (0.2) Distributable Cash Flow $45.4 $52.0 $54.3 9.4% Distributed Cash Flow Common Units (Public) $10.7 $11.6 $12.1 Common Units (WPI) 27.8 30.0 31.3 Common Units (Other) 3.3 3.6 3.7 GP Units -- -- -- Distributed Cash Flow $41.8 $45.2 $47.1 % to GP 0.0% 0.0% 0.0% GP IDRs $ - $ - $ - Weighted Average LP Units Outstanding 34.9 34.9 34.9 DCF per LP Unit $1.30 $1.48 $1.53 8.3% Distribution per LP Unit 1.20 1.30 1.35 YoY Distribution Growth 8.0% 4.3% LP Coverage 1.08x 1.14x 1.13x Total Coverage 1.08 1.15 1.15 Distributable Cash Flow Surplus / (Shortfall) $3.6 $6.8 $7.2 42.0% Summary WPT Projections – Management Case (cont’d) WPT Operating Asset Overview and Projections Source: WPT management ($ in millions, except per unit metrics) 21 The following sets forth the DCF and distribution per unit build - down for the Management Case:

Confidential Summary WPT Projections – Management Case (cont’d) WPT Operating Asset Overview and Projections Source: WPT management 1. Assumes minimum cash balance of $5.0 million ($ in millions) 22 For the Years Ending December 31, 2017E 2018E 2019E Sources Debt Issued / (Repaid) $2.0 $5.2 $4.8 Distributable Cash Flow Surplus / (Shortfall) 3.6 6.8 7.2 Cash on Hand Utilized 3.6 -- -- Total Sources $9.2 $12.0 $12.0 Uses Growth Capital Expenditures $9.2 $12.0 $12.0 Cash Build -- -- -- Total Uses $9.2 $12.0 $12.0 Credit Statistics Debt / Adjusted EBITDA 0.0x 0.1x 0.2x Net Debt / Adjusted EBITDA (0.0) 0.0 0.1 Capital Structure Cash 1 $5.0 $5.0 $5.0 Total Debt 2.0 7.2 12.0 Net Debt ($3.0) $2.2 $7.0 The following sets forth the funding assumptions utilized in the Management Case and WPT’s resulting capital structure:

Confidential The following sets forth the EBITDA build - down for the Upside Sensitivity: For the Years Ending December 31, CAGR 2017E 2018E 2019E 2017E-2019E Total Revenue $98.5 $99.7 $101.7 1.6% Total Expenses (64.7) (62.3) (63.0) (1.4%) Income From Operations $33.8 $37.4 $38.7 6.9% Less: Interest Expense (0.6) (0.7) (0.8) Plus: Interest and Dividend Income 0.2 0.2 0.2 Plus: (Loss) / Gain on Investments and Other - Net (0.2) (0.2) (0.2) Income Before Taxes $33.2 $36.8 $38.0 6.8% Less: Provision for Taxes (0.1) (0.1) (0.1) Net Income $33.1 $36.6 $37.8 6.9% Plus: Depreciation & Amortization 24.9 25.2 25.4 Plus: Depreciation & Amortization - CENEX JV 0.5 0.5 0.5 Plus: Provision for Taxes 0.1 0.1 0.1 Plus: Interest Expense 0.6 0.7 0.8 Less: Interest and Dividend Income (0.2) (0.2) (0.2) Plus: Equity Based Compensation 0.6 0.0 0.0 Plus: (Gain) / Loss on Disposition of Assets 0.2 0.2 0.2 EBITDA $59.9 $63.1 $64.6 3.9% Plus: Adjustment to Exclude One-time Transaction Costs Embedded in SG&A 2.0 -- -- Adjusted EBITDA $61.9 $63.1 $64.6 2.2% Summary WPT Projections – Upside Sensitivity WPT Operating Asset Overview and Projections Source: WPT management ($ in millions) 23

Confidential For the Years Ending December 31, CAGR 2017E 2018E 2019E 2017E-2019E Distributable Cash Flow EBITDA $59.9 $63.1 $64.6 3.9% Less: Standalone Maintenance Capex (11.8) (7.3) (6.4) Less: Interest (Expense) / Income (0.6) (0.7) (0.8) Plus: Interest and Dividend Income 0.2 0.2 0.2 Plus: (Loss) / Gain on Investments and Other - Net (0.2) (0.2) (0.2) Distributable Cash Flow $47.5 $55.2 $57.5 10.0% Distributed Cash Flow Common Units (Public) $10.7 $12.3 $12.8 Common Units (WPI) 27.8 31.8 33.0 Common Units (Other) 3.3 3.8 3.9 GP Units -- -- 0.3 Distributed Cash Flow $41.8 $47.9 $50.0 % to GP 0.0% 0.0% 0.6% GP IDRs $ - $ - $0.3 Weighted Average LP Units Outstanding 34.9 34.9 34.9 DCF per LP Unit $1.36 $1.55 $1.60 8.2% Distribution per LP Unit 1.20 1.37 1.43 YoY Distribution Growth 14.5% 3.8% LP Coverage 1.14x 1.13x 1.12x Total Coverage 1.14 1.15 1.15 Distributable Cash Flow Surplus / (Shortfall) $5.7 $7.3 $7.5 15.0% Summary WPT Projections – Upside Sensitivity (cont’d) WPT Operating Asset Overview and Projections Source: WPT management ($ in millions, except per unit metrics) 24 The following sets forth the DCF and distribution per unit build - down for the Upside Sensitivity:

Confidential Summary WPT Projections – Upside Sensitivity (cont’d) WPT Operating Asset Overview and Projections Source: WPT management 1. Assumes minimum cash balance of $5.0 million ($ in millions) 25 For the Years Ending December 31, 2017E 2018E 2019E Sources Debt Issued / (Repaid) $-- $4.6 $4.5 Distributable Cash Flow Surplus / (Shortfall) 5.7 7.3 7.5 Cash on Hand Utilized 3.5 0.1 -- Total Sources $9.2 $12.0 $12.0 Uses Growth Capital Expenditures $9.2 $12.0 $12.0 Cash Build -- -- -- Total Uses $9.2 $12.0 $12.0 Credit Statistics Debt / Adjusted EBITDA 0.0x 0.1x 0.1x Net Debt / Adjusted EBITDA (0.1) (0.0) 0.1 Capital Structure Cash 1 $5.1 $5.0 $5.0 Total Debt -- 4.6 9.1 Net Debt ($5.1) ($0.4) $4.1 The following sets forth the funding assumptions utilized in the Upside Sensitivity and WPT’s resulting capital structure:

Confidential The following sets forth the EBITDA build - down for the Downside Sensitivity: For the Years Ending December 31, CAGR 2017E 2018E 2019E 2017E-2019E Total Revenue $92.3 $86.3 $87.5 (2.6%) Total Expenses (63.3) (60.7) (60.7) (2.1%) Income From Operations $29.0 $25.6 $26.8 (3.8%) Less: Interest Expense (0.7) (0.8) (1.1) Plus: Interest and Dividend Income 0.2 0.2 0.2 Plus: (Loss) / Gain on Investments and Other - Net (0.2) (0.2) (0.2) Income Before Taxes $28.4 $24.7 $25.8 (4.7%) Less: Provision for Taxes (0.1) (0.1) (0.1) Net Income $28.2 $24.6 $25.7 (4.7%) Plus: Depreciation & Amortization 24.8 24.8 24.8 Plus: Depreciation & Amortization - CENEX JV 0.5 0.5 0.5 Plus: Provision for Taxes 0.1 0.1 0.1 Plus: Interest Expense 0.7 0.8 1.1 Less: Interest and Dividend Income (0.2) (0.2) (0.2) Plus: Equity Based Compensation 0.6 0.0 0.0 Plus: (Gain) / Loss on Disposition of Assets 0.2 0.2 0.2 EBITDA $54.9 $50.9 $52.1 (2.6%) Plus: Adjustment to Exclude One-time Transaction Costs Embedded in SG&A 2.0 -- -- Adjusted EBITDA $56.9 $50.9 $52.1 (4.3%) Summary WPT Projections – Downside Sensitivity WPT Operating Asset Overview and Projections Source: WPT management ($ in millions) 26

Confidential For the Years Ending December 31, CAGR 2017E 2018E 2019E 2017E-2019E Distributable Cash Flow EBITDA $54.9 $50.9 $52.1 (2.6%) Less: Standalone Maintenance Capex (11.8) (7.3) (6.4) Less: Interest (Expense) / Income (0.7) (0.8) (1.1) Plus: Interest and Dividend Income 0.2 0.2 0.2 Plus: (Loss) / Gain on Investments and Other - Net (0.2) (0.2) (0.2) Distributable Cash Flow $42.5 $42.8 $44.7 2.6% Distributed Cash Flow Common Units (Public) $10.7 $10.7 $10.7 Common Units (WPI) 27.8 27.8 27.8 Common Units (Other) 3.3 3.3 3.3 GP Units -- -- -- Distributed Cash Flow $41.8 $41.8 $41.8 % to GP 0.0% 0.0% 0.0% GP IDRs $ - $ - $ - Weighted Average LP Units Outstanding 34.9 34.9 34.9 DCF per LP Unit $1.22 $1.23 $1.28 2.6% Distribution per LP Unit 1.20 1.20 1.20 YoY Distribution Growth 0.0% 0.0% LP Coverage 1.02x 1.02x 1.07x Total Coverage 1.02 1.02 1.07 Distributable Cash Flow Surplus / (Shortfall) $0.7 $1.0 $2.9 109.3% Summary WPT Projections – Downside Sensitivity (cont’d) WPT Operating Asset Overview and Projections Source: WPT management ($ in millions, except per unit metrics) 27 The following sets forth the DCF and distribution per unit build - down for the Downside Sensitivity:

Confidential Summary WPT Projections – Downside Sensitivity (cont’d) WPT Operating Asset Overview and Projections Source: WPT management 1. Assumes minimum cash balance of $5.0 million ($ in millions) 28 For the Years Ending December 31, 2017E 2018E 2019E Sources Debt Issued / (Repaid) $4.9 $11.0 $9.1 Distributable Cash Flow Surplus / (Shortfall) 0.7 1.0 2.9 Cash on Hand Utilized 3.6 -- -- Total Sources $9.2 $12.0 $12.0 Uses Growth Capital Expenditures $9.2 $12.0 $12.0 Cash Build -- -- -- Total Uses $9.2 $12.0 $12.0 Credit Statistics Debt / Adjusted EBITDA 0.1x 0.3x 0.5x Net Debt / Adjusted EBITDA (0.0) 0.2 0.4 Capital Structure Cash 1 $5.0 $5.0 $5.0 Total Debt 4.9 15.9 25.0 Net Debt ($0.1) $10.9 $20.0 The following sets forth the funding assumptions utilized in the Downside Sensitivity and WPT’s resulting capital structure:

Confidential IV. Preliminary WPT Valuation Analysis

Confidential Methodology Description Metrics/Assumptions Discounted Cash Flow Analysis ▪ Values WPT common units based on the concept of the time value of money ▪ Utilizing the WPT Financial Projections and the two sensitivity cases as previously reviewed herein, Evercore: ‒ Utilized varying weighted average cost of capital (“WACC”) discount rates and applied various perpetuity growth rates to derive after - tax valuation ranges for WPT ‒ Calculated terminal values based on a range of multiples of EBITDA as well as assumed perpetuity growth rates ▪ Discounted the projected cash flows to the assumed June 30, 2017 effective date ▪ EBITDA exit multiple of 9.5x to 10.5x (consistent with crude oil and refined products MLP valuations over an extended period of time) ▪ Perpetuity growth rate of 1.5% to 2.5% ▪ WACC of 8.5% to 9.5% based on capital asset pricing model (“CAPM”) for crude oil and refined products master limited partnerships (“MLPs”) ▪ Tax depreciation based on a 15 - year MACRS schedule and a full step - up in tax basis ▪ Tax rate of 35.0% ▪ For the terminal value, tax depreciation assumed to be equal to maintenance capital expenditures Discounted Distribution Analysis ▪ Values WPT common units based on the present value of the future cash distributions to WPT unitholders ▪ Projected distributions based on current WPT run - rate distributions and, for the two sensitivity cases, certain target levels of total coverage ▪ Terminal yield range of 7.0% to 8.5% based on past 52 weeks of trading ▪ Cost of equity of 11.0% to 12.0% based on CAPM and cost of equity of 13.0% to 14.0% based on total expected market return for similar MLPs Precedent M&A Transaction Analysis ▪ Values WPT common units based on multiples of transaction value to EBITDA and transaction value to capacity in historical transactions involving crude oil and refined products terminals ▪ Enterprise value / EBITDA multiples applied to 2017E Adjusted EBITDA Peer Group Trading Analysis ▪ Values WPT common units based on current market enterprise value multiples of relevant EBITDA of selected comparable crude oil and refined products MLPs ▪ Enterprise value / EBITDA multiples applied to 2017E and 2018E Adjusted EBITDA MLP Buy - In and Merger Premiums Paid Analysis ▪ Values WPT common units based on historical premiums paid in ( i ) MLP buy - ins and (ii) MLP mergers since 2011 ▪ Median 1 - Day, 5 - Day and 30 - Day premiums paid applied to relevant unit prices Preliminary WPT Valuation Analysis Valuation Methodologies 29 Evercore utilized the following methodologies to analyze the value of WPT’s common units

Confidential Preliminary WPT Valuation Analysis Summary Valuation Results 30 Discounted Cash Flow Analysis Discounted Distributions Analysis EBITDA Multiple Perpetuity Growth CAPM Total Return Upside Sensitivity Management Case Downside Sensitivity Upside Sensitivity Management Case Downside Sensitivity Upside Sensitivity Management Case Downside Sensitivity Upside Sensitivity Management Case Downside Sensitivity Upside Sensitivity Management Case Downside Sensitivity Upside Sensitivity Management Case Downside Sensitivity MLP Buy-Ins All Transactions Upside Sensitivity Management Case Downside Sensitivity 8.5% - 9.5% WACC 7.0%-8.5% Terminal Yield 2017E EBITDA Median 1-Day Premium 11.0%-12.0% 13.0%-14.0% 2017E EBITDA at 9.5x - 11.0x 15.2% 15.0% 2021E EBITDA Perpetuity Growth Equity Cost of Capital Equity Cost of Capital at 8.0x - 9.0x EBITDA Multiple Median 5-Day Premium Exit Multiple of Rate of Based on Based on EBITDA Multiple 2018E EBITDA 14.4% 13.8% 9.5x - 10.5x 1.5% - 2.5% Capital Asset Total Expected at 9.0x - 10.0x Median 30-day Premium Pricing Model Market Return EBITDA Multiple 13.1% 12.7% MLP Premiums Paid Analysis Precedent M&A Transaction Analysis Peer Group Trading Analysis $16.79 $15.89 $13.32 $13.73 $12.92 $10.62 $15.58 $14.79 $13.24 $14.97 $14.21 $12.73 $14.40 $13.89 $13.19 $16.48 $15.64 $13.26 $18.50 $18.40 $18.82 $17.81 $14.95 $18.09 $17.04 $14.04 $18.67 $17.71 $15.84 $17.92 $17.00 $15.21 $16.17 $15.60 $14.82 $19.72 $19.03 $18.09 $18.97 $18.90 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 Proposed Consideration of $17.30 per Unit

Confidential Preliminary WPT Valuation Analysis 31 Discounted Cash Flow Analysis – Assumptions Evercore utilized the following assumptions for analyzing WPT’s discounted cash flows: Discounted the projected cash flows to the June 30, 2017 effective date EBITDA exit multiple of 9.5x to 10.5x (consistent with crude oil and refined products MLP valuations over an extended period of time) Perpetuity growth rate of 1.5% to 2.5% WACC of 8 .5% to 9.5% based on CAPM for crude oil and refined products MLPs Tax depreciation based on a 15 - year MACRS schedule and a full step - up in tax basis Tax rate of 35.0% For the terminal value, tax depreciation assumed to be equal to maintenance capital expenditures

Confidential Preliminary WPT Valuation Analysis Discounted Cash Flow Analysis – Management Case EBITDA Exit Multiple Sensitivities Perpetuity Growth Rate Sensitivities ($ in millions, except per unit amounts) 32 For the Six Months Ending Terminal Value December 31, For the Years Ending December 31, EBITDA Perpetuity 2017E 2018E 2019E Exit Multiple Growth Rate EBITDA $29.9 $59.9 $61.5 $61.5 $61.5 Less: Tax Depreciation and Amortization (27.7) (53.7) (50.2) (6.4) EBIT $2.2 $6.3 $11.3 $55.1 Less: Cash Taxes @ 35.0% (0.8) (2.2) (3.9) (19.3) EBIAT $1.4 $4.1 $7.3 $35.8 Plus: Tax Depreciation and Amortization 27.7 53.7 50.2 6.4 Less: Maintenance Capital Expenditures (5.9) (7.3) (6.4) (6.4) Less: Growth Capital Expenditures (5.3) (12.0) (12.0) -- Unlevered Free Cash Flow $17.9 $38.5 $39.1 35.8 EBITDA Multiple / Perpetuity Growth Rate 10.0x 2.0% Terminal Value $614.6 — $521.5 PV of Terminal Value @ 9.0% $495.5 — $420.4 Plus: PV of Unlevered Free Cash Flow @ 9.0% 85.8 Implied Enterprise Value $581.2 — $506.2 Plus/(Less): Estimated Net (Debt)/Cash on June 30, 2017 5.8 Implied Equity Value $587.0 — $512.0 Projected Units Outstanding as of June 30, 2017 34.9 Implied Unit Price $16.84 — $14.69 EBITDA Multiple Perpetuity Growth Rate 9.0x 9.5x 10.0x 10.5x 11.0x 1.0% 1.5% 2.0% 2.5% 3.0% 8.0% $15.79 $16.55 $17.31 $18.06 $18.82 8.0% $14.90 $15.94 $17.16 $18.60 $20.28 8.5% 15.57 16.32 17.07 17.81 18.56 8.5% 13.89 14.79 15.83 17.04 18.47 9.0% 15.36 16.10 16.84 17.58 18.32 9.0% 13.01 13.79 14.69 15.72 16.92 9.5% 15.16 15.89 16.62 17.35 18.08 9.5% 12.24 12.92 13.70 14.58 15.61 10.0% 14.97 15.69 16.41 17.13 17.85 10.0% 11.55 12.15 12.83 13.60 14.48 WACC WACC

Confidential Preliminary WPT Valuation Analysis Discounted Cash Flow Analysis – Upside Sensitivity EBITDA Exit Multiple Sensitivities Perpetuity Growth Rate Sensitivities ($ in millions, except per unit amounts) 33 For the Six Months Ending Terminal Value December 31, For the Years Ending December 31, EBITDA Perpetuity 2017E 2018E 2019E Exit Multiple Growth Rate EBITDA $30.9 $63.1 $64.6 $64.6 $64.6 Less: Tax Depreciation and Amortization (29.3) (56.7) (52.9) (6.4) EBIT $1.6 $6.4 $11.7 $58.2 Less: Cash Taxes @ 35.0% (0.6) (2.2) (4.1) (20.4) EBIAT $1.1 $4.2 $7.6 $37.9 Plus: Tax Depreciation and Amortization 29.3 56.7 52.9 6.4 Less: Maintenance Capital Expenditures (5.9) (7.3) (6.4) (6.4) Less: Growth Capital Expenditures (5.3) (12.0) (12.0) -- Unlevered Free Cash Flow $19.1 $41.6 $42.1 37.9 EBITDA Multiple / Perpetuity Growth Rate 10.0x 2.0% Terminal Value $646.3 — $551.5 PV of Terminal Value @ 9.0% $521.1 — $444.6 Plus: PV of Unlevered Free Cash Flow @ 9.0% 92.3 Implied Enterprise Value $613.4 — $537.0 Plus/(Less): Estimated Net (Debt)/Cash on June 30, 2017 6.8 Implied Equity Value $620.2 — $543.8 Projected Units Outstanding as of June 30, 2017 34.9 Implied Unit Price $17.79 — $15.60 EBITDA Multiple Perpetuity Growth Rate 9.0x 9.5x 10.0x 10.5x 11.0x 1.0% 1.5% 2.0% 2.5% 3.0% 8.0% $16.69 $17.49 $18.28 $19.08 $19.87 8.0% $15.82 $16.93 $18.22 $19.74 $21.50 8.5% 16.46 17.25 18.03 18.82 19.60 8.5% 14.76 15.71 16.81 18.09 19.60 9.0% 16.24 17.01 17.79 18.57 19.34 9.0% 13.83 14.65 15.60 16.69 17.96 9.5% 16.02 16.79 17.56 18.33 19.10 9.5% 13.01 13.73 14.55 15.49 16.57 10.0% 15.82 16.58 17.34 18.10 18.85 10.0% 12.28 12.92 13.64 14.45 15.38 WACC WACC

Confidential Preliminary WPT Valuation Analysis Discounted Cash Flow Analysis – Downside Sensitivity EBITDA Exit Multiple Sensitivities Perpetuity Growth Rate Sensitivities ($ in millions, except per unit amounts) 34 For the Six Months Ending Terminal Value December 31, For the Years Ending December 31, EBITDA Perpetuity 2017E 2018E 2019E Exit Multiple Growth Rate EBITDA $28.5 $50.9 $52.1 $52.1 $52.1 Less: Tax Depreciation and Amortization (23.2) (45.0) (42.4) (6.4) EBIT $5.3 $5.9 $9.7 $45.7 Less: Cash Taxes @ 35.0% (1.8) (2.1) (3.4) (16.0) EBIAT $3.4 $3.8 $6.3 $29.7 Plus: Tax Depreciation and Amortization 23.2 45.0 42.4 6.4 Less: Maintenance Capital Expenditures (5.9) (7.3) (6.4) (6.4) Less: Growth Capital Expenditures (5.3) (12.0) (12.0) -- Unlevered Free Cash Flow $15.4 $29.6 $30.3 29.7 EBITDA Multiple / Perpetuity Growth Rate 10.0x 2.0% Terminal Value $521.5 — $433.3 PV of Terminal Value @ 9.0% $420.4 — $349.3 Plus: PV of Unlevered Free Cash Flow @ 9.0% 67.7 Implied Enterprise Value $488.1 — $417.1 Plus/(Less): Estimated Net (Debt)/Cash on June 30, 2017 4.3 Implied Equity Value $492.5 — $421.4 Projected Units Outstanding as of June 30, 2017 34.9 Implied Unit Price $14.13 — $12.09 EBITDA Multiple Perpetuity Growth Rate 9.0x 9.5x 10.0x 10.5x 11.0x 1.0% 1.5% 2.0% 2.5% 3.0% 8.0% $13.24 $13.88 $14.52 $15.16 $15.80 8.0% $12.26 $13.13 $14.14 $15.34 $16.77 8.5% 13.05 13.68 14.32 14.95 15.59 8.5% 11.43 12.17 13.04 14.04 15.23 9.0% 12.87 13.50 14.13 14.75 15.38 9.0% 10.70 11.35 12.09 12.94 13.94 9.5% 12.70 13.32 13.94 14.56 15.18 9.5% 10.05 10.62 11.27 12.00 12.85 10.0% 12.54 13.15 13.76 14.38 14.99 10.0% 9.48 9.98 10.55 11.19 11.92 WACC WACC

Confidential Preliminary WPT Valuation Analysis Discounted Distribution Analysis – Management Case 35 For the Six Months Ending December 31, For the Years Ending December 31, Terminal Value 2017E 2018E 2019E Low High WPT Distribution per LP Unit $0.60 $1.30 $1.35 $1.35 — $1.35 Terminal Yield 1 8.5% — 7.0% Terminal Value $15.90 — $19.30 Equity Cost of Capital Based on CAPM Present Value @ 10.5% of Equity Value $15.25 — $17.90 Present Value @ 11.0% of Equity Value 15.09 — 17.71 Present Value @ 11.5% of Equity Value 14.94 — 17.53 Present Value @ 12.0% of Equity Value 14.79 — 17.35 Present Value @ 12.5% of Equity Value 14.64 — 17.18 Implied Equity Value Range - Based on CAPM $14.79 — $17.71 Equity Cost of Capital Based on Total Expected Market Return Present Value @ 12.5% of Equity Value $14.64 — $17.18 Present Value @ 13.0% of Equity Value 14.49 — 17.00 Present Value @ 13.5% of Equity Value 14.35 — 16.83 Present Value @ 14.0% of Equity Value 14.21 — 16.66 Present Value @ 14.5% of Equity Value 14.07 — 16.50 Implied Common Unit Value Range - Based on Total Expected Market Return $14.21 — $17.00 Implied Value per LP Unit Range $14.21 — $17.71 Note: Assumes 1.15x distribution coverage in all projected periods 1. WPT 52 - week yield range of 6.8% to 8.4% with a median of 7.7%, mean of 7.6% and current yield of 7.4% as of March 31, 2017, the unaffected date

Confidential Preliminary WPT Valuation Analysis Discounted Distribution Analysis – Upside Sensitivity 36 For the Six Months Ending December 31, For the Years Ending December 31, Terminal Value 2017E 2018E 2019E Low High WPT Distribution per LP Unit $0.60 $1.37 $1.43 $1.43 — $1.43 Terminal Yield 1 8.5% — 7.0% Terminal Value $16.78 — $20.38 Equity Cost of Capital Based on CAPM Present Value @ 10.5% of Equity Value $16.07 — $18.87 Present Value @ 11.0% of Equity Value 15.90 — 18.67 Present Value @ 11.5% of Equity Value 15.74 — 18.48 Present Value @ 12.0% of Equity Value 15.58 — 18.29 Present Value @ 12.5% of Equity Value 15.43 — 18.10 Implied Equity Value Range - Based on CAPM $15.58 — $18.67 Equity Cost of Capital Based on Total Expected Market Return Present Value @ 12.5% of Equity Value $15.43 — $18.10 Present Value @ 13.0% of Equity Value 15.27 — 17.92 Present Value @ 13.5% of Equity Value 15.12 — 17.74 Present Value @ 14.0% of Equity Value 14.97 — 17.56 Present Value @ 14.5% of Equity Value 14.82 — 17.39 Implied Common Unit Value Range - Based on Total Expected Market Return $14.97 — $17.92 Implied Value per LP Unit Range $14.97 — $18.67 Note: Assumes 1.15x distribution coverage in all projected periods 1. WPT 52 - week yield range of 6.8% to 8.4% with a median of 7.7%, mean of 7.6% and current yield of 7.4% as of March 31, 2017, the unaffected date

Confidential Preliminary WPT Valuation Analysis Discounted Distribution Analysis – Downside Sensitivity 37 For the Six Months Ending December 31, For the Years Ending December 31, Terminal Value 2017E 2018E 2019E Low High WPT Distribution per LP Unit $0.60 $1.20 $1.20 $1.20 — $1.20 Terminal Yield 1 8.5% — 7.0% Terminal Value $14.12 — $17.14 Equity Cost of Capital Based on CAPM Present Value @ 10.5% of Equity Value $13.65 — $16.01 Present Value @ 11.0% of Equity Value 13.51 — 15.84 Present Value @ 11.5% of Equity Value 13.38 — 15.68 Present Value @ 12.0% of Equity Value 13.24 — 15.52 Present Value @ 12.5% of Equity Value 13.11 — 15.36 Implied Equity Value Range - Based on CAPM $13.24 — $15.84 Equity Cost of Capital Based on Total Expected Market Return Present Value @ 12.5% of Equity Value $13.11 — $15.36 Present Value @ 13.0% of Equity Value 12.98 — 15.21 Present Value @ 13.5% of Equity Value 12.85 — 15.06 Present Value @ 14.0% of Equity Value 12.73 — 14.91 Present Value @ 14.5% of Equity Value 12.60 — 14.76 Implied Common Unit Value Range - Based on Total Expected Market Return $12.73 — $15.21 Implied Value per LP Unit Range $12.73 — $15.84 Note: Assumes 1.15x distribution coverage in all projected periods 1. WPT 52 - week yield range of 6.8% to 8.4% with a median of 7.7%, mean of 7.6% and current yield of 7.4% as of March 31, 2017, the unaffected date

Confidential Preliminary WPT Valuation Analysis Source: Company and partnership filings and presentations and investment research ($ in millions, except per unit amounts) 38 Precedent M&A Transaction Analysis – Terminals Date Transaction EBITDA Dropdown Announced Acquiror / Target (Seller) Value Multiple Transaction 04/17 PBF Logistics LP / Acquisition of Toledo, Ohio refined products terminal assets (Sunoco Logistics LP) $10.0 3.4x 03/17 Sprague Operating Resources LLC; Sprague Resources LP / Acquisition of Lawrence and Inwood, NY refined products terminals (Carbo Industries, Inc. and Carbo Realty, L.L.C. ) 70.0 7.8 02/17 Martin Midstream Partners L.P. / Acquisition of the Hondo, Texas asphalt terminal facility (Martin Resource Management Corporation) 36.0 7.2 P 02/17 Sprague Resources LP / Acquisition of L.E. Belcher, Inc.'s refined product terminal assets in Springfield, MA 20.0 5.7 01/17 Sprague Operating Resources LLC; Sprague Resources LP / Acquisition of Capital Properties' storage terminal and Wilkesbarre Pier in East Providence, RI 34.0 5.7 01/17 Tallgrass Energy Partners, LP / Acquisition of Tallgrass Terminals, LLC and Tallgrass NatGas Operator, LLC 140.0 8.0 P 11/16 Tesoro Logistics L.P. / Acquisition of Northern California terminalling and storage assets from Tesoro Corporation 400.0 8.4 P 10/16 Buckeye Partners LP / Acquisition of 50% equity interest in VTTI B.V. (VTTI MLP Partners B.V.) 1,150.0 11.5 10/16 NuStar Energy L.P. / Acquisition of Martin Midstream's crude oil and refined product storage terminal in the Port of Corpus Christi, TX 95.7 7.1 10/16 Phillips 66 Partners / 30 crude, refined products and natural gas liquids logistics assets (Phillips 66) 1,300.0 8.7 P 10/16 NGL Energy Partners, LP / Gulf coast crude oil and condensate marine terminal project and related assets (Pelorus Terminal: Point Comfort, LLC) NA NA 09/16 Western Refining Logistics / Certain terminalling, storage and other logistics assets (Western Refining Inc. / St. Paul Park Refining Co.) 210.0 8.5 P 08/16 Valero Energy Partners / Meraux and Three Rivers Terminal services business (Valero Energy Corp.) 325.0 NA P 08/16 VTTI Energy Partners LP / Additional 8.4% equity interest in VTTI MLP B.V. and associated pro-rata net debt (VTTI MLP Partners B.V.) 140.0 8.6 P 07/16 Tesoro Logistics LP / Alaska crude oil, feedstock and refined product storage tanks and refined product terminals (Tesoro Corporation) 444.0 8.7 P 03/16 Valero Energy Partners LP / McKee Terminal Services Business (Valero Energy Corporation) 240.0 8.6 P 02/16 Phillips 66 Partners LP / 25% Controlling Interest in Phillips 66 Sweeny Frac LLC (Phillips 66) 236.0 9.7 P 02/16 Lincoln Terminal Co. / Refined products terminal located in Charlotte, North Carolina with approximately 130,000 barrels of storage capacity (Eco-Energy, Inc.) NA NA 02/16 Blueknight Energy Partners, L.P. / Two asphalt terminals located in Wilmington, North Carolina and Dumfries, Virginia with approximately 330,000 barrels and approximately 555,000 barrels of asphalt and light fuel oil storage, respectively (Axeon Specialty Products) NA NA 02/16 PBF Logistics LP / Four refined products terminals located near Philadelphia, Pennsylvania (Plains All American Pipeline, L.P.) 105.0 7.0 01/16 Epic Midstream LLC / Asphalt terminal located in Savannah, Georgia with approximately 1.1 million barrels of storage (Axeon Specialty Products LLC) NA NA 12/15 Arc Logistics Partners LP / Four refined products terminals located in Altoona, Mechanicsburg, Dupont and South Williamsport, Pennsylvania (Gulf Oil, LP) 8.0 NA 12/15 ArcLight Capital Partners, LLC / Gulf Oil Limited Partnership including 12 refined products terminals located in the northeastern U.S. (Cumberland Farms, Inc.) NA NA 10/15 Kinder Morgan, Inc. / 75.0% interest in 14 refined products terminals throughout the U.S. and 100.0% of a refined products terminal in Des Plaines, Illinois (BP Products North America Inc.) 350.0 NA 10/15 USD Partners LP / 0.9 million barrel crude-by-rail terminal located in Casper, Wyoming (Casper Crude to Rail Holdings, LLC / Stonepeak Infrastructure Partners) 225.0 8.7 09/15 Valero Energy Partners LP / 10.1 million barrels of crude oil and refined products storage at Corpus Christi, Texas refinery (Valero Energy Corporation) 465.0 9.3 P 07/15 Arc Logistics Partners LP / Pawnee Crude Terminal and development assets (United Energy Trading, LLC / Hawkeye Midstream, LLC) 76.6 8.3 07/15 VTTI Energy Partners LP / 6.6% interest in VTTI MLP B.V. (VTTI MLP Partners B.V.) 109.7 8.9 P 06/15 Gravity Midstream, LLC / 44-acre crude oil logistics terminal located on the Corpus Christi Ship Channel (Trigeant, Ltd.) 100.0 NA 05/15 Magellan Midstream Partners LP / Atlanta-based petroleum products distribution terminal (Perimeter Terminal LLC) 55.0 10.0 03/15 Delek Logistic Partners, LP / El Dorado Rail Offloading Facility and Tyler Crude Oil Storage Tank (Delek US Holdings, Inc.) 61.9 9.2 P 02/15 Valero Energy Partners LP / 3.6 million barrels of crude oil and refined products storage at Houston, Texas refinery and 10.0 million barrels of crude oil and refined products at St. Charles, Louisiana (Valero Energy Corporation) 671.0 8.9 P 01/15 Global Partners LP / Boston Harbor Terminal (Global Petroleum Corp.) 23.7 NA P 01/15 NuStar Energy L.P. / Refined products terminal in Linden, NJ (Linden Holding Corp.) 142.5 7.1 All Listed Transactions Mean 8.1x Median 8.5 Non-Dropdown Transactions Mean 7.5x Median 7.5

Confidential Preliminary WPT Valuation Analysis Precedent M&A Transaction Analysis – Terminals (cont’d) ($ in millions, except per unit amounts) 39 WPT Financial Projections – Management Case 2017E Adjusted EBITDA $59.8 Relevant EBITDA Multiple 8.0x — 9.0x Implied Enterprise Value Range $478.4 — $538.2 (Less)/Plus: Estimated Net (Debt)/Cash on June 30, 2017 5.8 Implied Equity Value Range $484.2 — $544.0 Projected Units Outstanding as of June 30, 2017 34.9 Implied WPT Unit Price $13.89 — $15.60 Source: WPT management WPT Financial Projections – Upside Sensitivity 2017E Adjusted EBITDA $61.9 Relevant EBITDA Multiple 8.0x — 9.0x Implied Enterprise Value Range $495.1 — $557.0 (Less)/Plus: Estimated Net (Debt)/Cash on June 30, 2017 6.8 Implied Equity Value Range $501.9 — $563.8 Projected Units Outstanding as of June 30, 2017 34.9 Implied WPT Unit Price $14.40 — $16.17 WPT Financial Projections – Downside Sensitivity 2017E Adjusted EBITDA $56.9 Relevant EBITDA Multiple 8.0x — 9.0x Implied Enterprise Value Range $455.5 — $512.4 (Less)/Plus: Estimated Net (Debt)/Cash on June 30, 2017 4.3 Implied Equity Value Range $459.8 — $516.7 Projected Units Outstanding as of June 30, 2017 34.9 Implied WPT Unit Price $13.19 — $14.82

Confidential Price Equity Enterprise Enterprise Value / EBITDA Distribution Yield Distribution Total Partnership 5/31/17 Value Value 2017E 2018E Current 2017E Growth Return Arc Logistics Partners LP $14.17 $277 $604 10.5x 10.0x 12.4% 12.4% 2.3% 14.8% Blueknight Energy Partners, L.P. 6.95 249 853 11.2 10.3 8.3% 8.3% 4.1% 12.4% Buckeye Partners, L.P. 64.00 8,990 13,411 11.8 11.2 7.8% 7.9% 3.1% 10.9% Delek Logistics Partners, LP 30.30 752 1,144 9.5 7.8 9.1% 9.3% 5.5% 14.6% Genesis Energy, L.P. 31.19 3,823 6,826 12.5 11.4 9.2% 9.4% 3.7% 12.9% Global Partners LP 18.75 664 1,960 9.0 9.3 9.9% 9.9% 1.5% 11.3% Holly Energy Partners, L.P. 32.76 2,137 3,464 11.1 10.1 7.6% 7.8% 3.4% 10.9% Magellan Midstream Partners, L.P. 72.59 16,552 20,748 16.1 14.8 4.8% 5.0% 7.7% 12.6% MPLX LP 33.05 13,823 20,355 10.0 6.3 6.5% 7.0% 8.7% 15.2% NuStar Energy LP 45.58 4,327 8,404 12.9 11.3 9.6% 9.6% 1.7% 11.3% PBF Logistics LP 19.60 820 1,502 9.4 7.7 9.4% 9.7% 4.2% 13.6% Phillips 66 Partners LP 49.52 5,453 7,811 10.5 7.2 4.7% 5.1% 12.6% 17.3% Plains All American Pipeline, L.P. 26.48 19,223 30,488 13.5 11.5 8.3% 8.3% 2.7% 11.0% Shell Midstream Partners, L.P. 29.83 5,397 5,949 14.1 9.5 3.9% 4.2% 15.5% 19.4% Sprague Resources LP 25.45 574 1,103 7.2 8.2 9.3% 9.7% 8.9% 18.2% Sunoco LP 29.82 3,456 7,731 11.6 16.4 11.1% 11.1% NM NM Tesoro Logistics LP 52.98 5,839 9,569 10.2 8.6 7.1% 7.4% 7.8% 14.9% TransMontaigne Partners L.P. 41.55 685 977 8.7 8.3 7.0% 7.2% 4.8% 11.8% Valero Energy Partners LP 45.21 3,145 3,974 11.6 8.9 3.8% 4.1% 15.7% 19.5% Western Refining Logistics, LP 24.70 1,504 1,802 10.0 7.6 7.3% 7.7% 3.2% 10.5% Mean 11.1x 9.8x 7.9% 8.1% 6.2% 13.9% Median 10.8 9.4 8.1% 8.1% 4.2% 12.9% World Point Terminals LP $17.10 $596 $587 9.2x 9.1x 7.0% 7.0% 0.0% 7.0% Preliminary WPT Valuation Analysis Source: Partnership filings, FactSet, IBES ($ in millions, except per unit amounts) 40 Peer Group Trading Analysis – Crude Oil and Refined Products MLPs US Refined Product and Crude Oil MLPs

Confidential Preliminary WPT Valuation Analysis ($ in millions, except per unit amounts) WPT Financial Projections – Management Case 41 Peer Group Trading Analysis – Crude Oil and Refined Products MLPs (cont’d) 2017E Adjusted EBITDA $59.8 Relevant EBITDA Multiple 9.5x — 11.0x Implied Enterprise Value $568.1 — $657.8 2018E Adjusted EBITDA $59.9 Relevant EBITDA Multiple 9.0x — 10.0x Implied Enterprise Value $539.5 — $599.5 Relevant Enterprise Value $539.5 — $657.8 (Less)/Plus: Estimated Net (Debt)/Cash on June 30, 2017 5.8 Implied Equity Value $545.3 — $663.6 Projected Units Outstanding as of June 30, 2017 34.9 Implied WPT Unit Price $15.64 — $19.03

Confidential Preliminary WPT Valuation Analysis ($ in millions, except per unit amounts) WPT Financial Projections – Upside Sensitivity 42 Peer Group Trading Analysis – Crude Oil and Refined Products MLPs (cont’d) 2017E Adjusted EBITDA $61.9 Relevant EBITDA Multiple 9.5x — 11.0x Implied Enterprise Value $587.9 — $680.8 2018E Adjusted EBITDA $63.1 Relevant EBITDA Multiple 9.0x — 10.0x Implied Enterprise Value $567.7 — $630.8 Relevant Enterprise Value $567.7 — $680.8 (Less)/Plus: Estimated Net (Debt)/Cash on June 30, 2017 6.8 Implied Equity Value $574.5 — $687.6 Projected Units Outstanding as of June 30, 2017 34.9 Implied WPT Unit Price $16.48 — $19.72

Confidential Preliminary WPT Valuation Analysis ($ in millions, except per unit amounts) WPT Financial Projections – Downside Sensitivity 43 Peer Group Trading Analysis – Crude Oil and Refined Products MLPs (cont’d) 2017E Adjusted EBITDA $56.9 Relevant EBITDA Multiple 9.5x — 11.0x Implied Enterprise Value $540.9 — $626.3 2018E Adjusted EBITDA $50.9 Relevant EBITDA Multiple 9.0x — 10.0x Implied Enterprise Value $458.1 — $509.0 Relevant Enterprise Value $458.1 — $626.3 (Less)/Plus: Estimated Net (Debt)/Cash on June 30, 2017 4.3 Implied Equity Value $462.4 — $630.6 Projected Units Outstanding as of June 30, 2017 34.9 Implied WPT Unit Price $13.26 — $18.09

Confidential Transaction Premium Date Equity Enterprise All Transactions excl Cash Announced Acquiror(s) / Target Consideration Value Value 1-Day 5-Day 30-Day 18-May-17 Energy Transfer Partners, L.P. / PennTex Midstream Partners, LP Cash $280.3 $326.6 18.0% 22.0% 16.3% 3-Mar-17 VTTI B.V. / VTTI Energy Partners LP Cash 481.0 821.7 6.0% 4.8% 12.7% 1-Feb-17 ONEOK, Inc. / ONEOK Partners, L.P. Stock-for-Unit 9,278.3 17,115.6 25.8% 22.2% 23.1% 26-Jan-17 Enbridge Energy Co, Inc. / Midcoast Energy Partners, L.P. Cash 170.2 641.3 (8.6%) (1.8%) 10.3% 24-Oct-16 American Midstream Partners, LP / JP Energy Partners LP Unit-for-Unit 295.3 452.1 14.5% 13.7% 10.5% 26-Sep-16 TransCanada Corporation / Columbia Pipeline Partners LP Cash 1,711.1 2,287.0 11.1% 15.0% 25.6% 1-Aug-16 Transocean Ltd. / Transocean Partners LLC Stock-for-Unit 862.8 1,605.0 15.0% 10.9% 1.0% 31-May-16 SemGroup Corporation / Rose Rock Midstream, L.P. Stock-for-Unit 884.0 1,647.3 0.0% 0.9% 52.4% 3-Nov-15 Targa Resources Corp. / Targa Resources Partners LP Stock-for-Unit 6,673.1 7,216.2 18.4% 23.1% 14.9% 26-Oct-15 Western Refining, Inc. / Northern Tier Energy LP Cash/Stock-for-Unit 2,513.6 2,746.4 14.0% 11.9% 12.7% 13-Jul-15 MPLX LP / MarkWest Energy Partners, L.P. Unit-for-Unit 15,736.0 19,956.0 31.6% 35.8% 29.8% 13-May-15 The Williams Companies, Inc. / Williams Partners L.P. Stock-for-Unit 34,237.6 54,142.3 17.9% 17.1% 13.5% 6-May-15 Crestwood Equity Partners LP / Crestwood Midstream Partners LP Unit-for-Unit 3,532.6 6,251.3 17.2% 17.4% 27.6% 26-Jan-15 Energy Transfer Partners, L.P. / Regency Energy Partners LP Unit-for-Unit 11,155.6 17,955.6 13.2% 16.4% 10.6% 27-Oct-14 Access Midstream Partners LP / Williams Partners L.P. Unit-for-Unit 25,925.8 37,006.8 6.5% 6.6% 8.4% 13-Oct-14 Targa Resource Partners LP / Atlas Pipeline Partners, L.P. Unit-for-Unit 4,065.4 5,908.8 15.0% 7.8% 3.0% 1-Oct-14 Enterprise Products Partners L.P. / Oiltanking Partners L.P. Unit-for-Unit 5,823.0 6,051.0 5.6% 4.6% 6.8% 10-Aug-14 Kinder Morgan, Inc. / Kinder Morgan Energy Partners, L.P. Stock-for-Unit 36,689.1 58,551.1 12.0% 10.8% 10.7% 10-Aug-14 Kinder Morgan, Inc. / El Paso Pipeline Partners, L.P. Stock-for-Unit 5,288.5 10,021.5 15.4% 13.8% 7.3% 10-Oct-13 Regency Energy Partners LP / PVR Partners, L.P. Unit-for-Unit 3,899.3 5,664.3 25.6% 25.2% 23.7% 27-Aug-13 Plains All American Pipeline, L.P. / PAA Natural Gas Storage LP Unit-for-Unit 1,713.6 2,271.9 8.5% 8.7% 7.2% 7-May-13 Pioneer Natural Resources Company / Pioneer Southwest Energy Partners L.P. Stock-for-Unit 933.0 1,086.0 23.0% 27.5% 9.6% 6-May-13 Inergy Midstream, L.P. / Crestwood Midstream Partners LP Unit-for-Unit 1,614.7 2,402.0 4.6% 1.7% 8.1% 29-Jan-13 Kinder Morgan Energy Partners, L.P. / Copano Energy, L.L.C. Unit-for-Unit 3,777.5 4,724.3 21.8% 21.7% 36.7% 23-Feb-11 Enterprise Products Partners L.P. / Duncan Energy Partners L.P. Unit-for-Unit 2,405.0 3,302.8 27.9% 27.7% 27.4% Median 15.2% 14.4% 13.1% Mean 13.8% 14.5% 17.0% Max 27.9% 27.7% 52.4% Min (8.6%) (1.8%) 1.0% Median 15.0% 13.8% 12.7% Mean 14.4% 14.6% 16.4% Max 31.6% 35.8% 52.4% Min (8.6%) (1.8%) 1.0% WPT at $17.30 per Unit versus Unaffected March 31, 2017 Price 6.3% 7.0% 3.2% MLP Buy-Ins All MLP Mergers Preliminary WPT Valuation Analysis Source: Partnership filings Note: 1 - Day and 5 - Day prices based on business days; 30 - Day prices based on calendar days 1. Highlighted transactions are those that are MLP buy - ins ($ in millions) 44 Premiums Paid Analysis – MLP Buy - Ins and Mergers 1

Confidential Source: Partnership filings; Based on the WPT unaffected price as of March 31, 2017 Note: 1 - Day and 5 - Day prices based on business days; 30 - Day prices based on calendar days Preliminary WPT Valuation Analysis 45 Premiums Paid Analysis – MLP Buy - Ins and Mergers (cont’d) Premiums Paid Analysis – All MLP Mergers Premiums Paid Analysis – MLP Buy - Ins 1-Day 5-Day 30-Day Relevant Unit Price $16.27 $16.17 $16.77 Historical MLP Buy-In Premium Range (8.6%) — 27.9% (1.8%) — 27.7% 1.0% — 52.4% Implied Transaction Price Range $14.87 — $20.80 $15.87 — $20.65 $16.93 — $25.55 Median Buy-In Premium 15.2% 14.4% 13.1% Median Implied Transaction Price $18.75 $18.50 $18.97 1-Day 5-Day 30-Day Relevant Unit Price $16.27 $16.17 $16.77 Historical MLP Merger Premium Range (8.6%) — 31.6% (1.8%) — 35.8% 1.0% — 52.4% Implied Transaction Price Range $14.87 — $21.41 $15.87 — $21.95 $16.93 — $25.55 Median Merger Premium 15.0% 13.8% 12.7% Median Implied Transaction Price $18.71 $18.40 $18.90

Confidential Appendix

Confidential A. Weighted Average Cost of Capital Analysis

Confidential 1. Source: Predicted raw betas from FactSet; Adjusted Equity Beta calculated as: (0.67) 3 Raw Beta + (0.33) 3 1.0 2. Unlevered Beta calculated as: Adjusted Equity Beta 3 (E/(E + D 3 (1 - T)); Assumes corporate tax rate of 35.0% 3. 20 - year Treasury as of May 31, 2017 4. Source: Duff and Phelps 5. Decile: 8 th decile with equity value range of $569.3 million to $1,030.4 million 6. Equity Cost of Capital calculated as: Risk - free rate + (Levered Equity Beta 3 Market Risk Premium) + Small Company Risk Premium 7. Based on analysis of yield - to - worst of long - term debt issued by non - investment grade members of WPT’s crude oil and refined products peer group Unit Price Market Equity Total Debt and Total Debt / Adjusted Unlevered Partnership 5/31/17 Value Preferred Equity Total Capitalization Beta 1 Beta 2 Arc Logistics Partners LP $14.17 $276.6 $249.0 47.4% 1.30 0.82 Blueknight Energy Partners, L.P. 6.95 248.6 608.0 71.0% 1.05 0.41 Buckeye Partners, L.P. 64.00 8,989.6 4,486.8 33.3% 1.16 0.88 Delek Logistics Partners, LP 30.30 752.2 392.0 34.3% 1.30 0.97 Genesis Energy, L.P. 31.19 3,823.2 3,024.0 44.2% 1.32 0.87 Global Partners LP 18.75 664.0 1,300.5 66.2% 0.77 0.34 Holly Energy Partners, L.P. 32.76 2,136.8 1,240.6 36.7% 1.14 0.83 Magellan Midstream Partners, L.P. 72.59 16,552.3 4,203.1 20.3% 0.80 0.69 MPLX LP 33.05 13,822.8 6,654.0 32.5% 1.23 0.94 NuStar Energy LP 45.58 4,326.9 4,104.1 48.7% 1.19 0.74 PBF Logistics LP 19.60 820.3 532.4 39.4% 0.79 0.56 Phillips 66 Partners LP 49.52 5,452.9 2,359.0 30.2% 0.89 0.70 Equity Plains All American Pipeline, L.P. 26.48 19,223.3 11,220.0 36.9% 1.14 0.83 Cost Shell Midstream Partners, L.P. 29.83 5,397.3 685.3 11.3% 0.92 0.85 Sprague Resources LP 25.45 573.7 544.1 48.7% 1.04 0.64 Sunoco LP 29.82 3,455.5 4,349.0 55.7% 1.20 0.66 Tesoro Logistics LP 52.98 5,838.7 3,765.0 39.2% 1.13 0.79 TransMontaigne Partners L.P. 41.55 685.2 292.5 29.9% 0.83 0.65 Valero Energy Partners LP 45.21 3,144.7 895.1 22.2% 0.68 0.58 Western Refining Logistics, LP 24.70 1,503.9 313.0 17.2% 1.17 1.03 Mean 38.3% 1.05 0.74 Median 36.8% 1.13 0.76 World Point Terminals LP $17.10 $596.1 $-- --% 0.88 0.88 Risk-free Rate 3 2.6% Unlevered Beta 0.76 Debt and Preferred / Total Capitalization 36.8% Adjusted Levered Equity Beta 1.05 WACC Market Risk Premium 4 6.0% Small Company Risk Premium 5 2.1% Equity Cost of Capital 6 11.0% Pre-Tax Cost of Debt 7 6.5% After-Tax Cost of Debt 4.2% WACC 8.5% Weighted Average Cost of Capital Analysis ($ in millions, except per unit amounts) 46 WPT Weighted Average Cost of Capital – CAPM WACC Sensitivity Debt and Preferred / Total Capitalization 25.0% 36.8% 55.0% 0.65x 8.1% 7.9% 7.6% 0.76 8.8% 8.5% 8.1% 0.90 9.5% 9.2% 8.8% Unlevered Beta

Confidential Weighted Average Cost of Capital Analysis Unit Price Market Equity Total Partnership 5/31/17 Value Current Yield Distribution Growth 1 Return 2 Arc Logistics Partners LP $14.17 $276.6 12.4% 2.3% 14.8% Blueknight Energy Partners, L.P. 6.95 248.6 8.3% 4.1% 12.8% Buckeye Partners, L.P. 64.00 8,989.6 7.8% 3.1% 10.9% Delek Logistics Partners, LP 30.30 752.2 9.1% 5.5% 17.1% Genesis Energy, L.P. 31.19 3,823.2 9.2% 3.7% 12.9% Global Partners LP 18.75 664.0 9.9% 1.5% 11.4% Holly Energy Partners, L.P. 32.76 2,136.8 7.6% 3.4% 14.4% Magellan Midstream Partners, L.P. 72.59 16,552.3 4.8% 7.7% 12.6% MPLX LP 33.05 13,822.8 6.5% 8.7% 17.7% NuStar Energy LP 45.58 4,326.9 9.6% 1.7% 12.8% PBF Logistics LP 19.60 820.3 9.4% 4.2% 14.7% Total Phillips 66 Partners LP 49.52 5,452.9 4.7% 12.6% 19.9% Return Plains All American Pipeline, L.P. 26.48 19,223.3 8.3% 2.7% 11.0% Shell Midstream Partners, L.P. 29.83 5,397.3 3.9% 15.5% 20.5% Sprague Resources LP 25.45 573.7 9.3% 8.9% 18.9% Sunoco LP 29.82 3,455.5 11.1% NM 11.1% Tesoro Logistics LP 52.98 5,838.7 7.1% 7.8% 18.6% TransMontaigne Partners L.P. 41.55 685.2 7.0% 4.8% 13.6% Valero Energy Partners LP 45.21 3,144.7 3.8% 15.7% 20.9% Western Refining Logistics, LP 24.70 1,503.9 7.3% 3.2% 11.6% Mean 14.9% Median 14.0% World Point Terminals LP $17.10 $596.1 7.0% 0.0% 7.0% ($ in millions, except per unit amounts) Source: Fact Set, Partnership filings Note: Market data as of May 31, 2017 1. Distribution Growth calculated using available IBES annual estimates 2. Adjusted for GP/IDR take 3. 2017E - 2019E distribution growth 47 WPT Cost of Equity – Total Expected Market Return 3

Confidential B. Additional Valuation Analysis – No Tax

Confidential Additional Valuation Analysis – No Tax Discounted Cash Flow Analysis – Management Case EBITDA Exit Multiple Sensitivities ($ in millions, except per unit amounts) 48 For the Six Months Ending Terminal Value December 31, For the Years Ending December 31, EBITDA 2017E 2018E 2019E Exit Multiple EBITDA $29.9 $59.9 $61.5 $61.5 Less: Tax Depreciation and Amortization (31.0) (59.9) (55.8) EBIT ($1.1) $0.0 $5.6 Less: Cash Taxes @ 0.0% -- -- -- EBIAT ($1.1) $0.0 $5.6 Plus: Tax Depreciation and Amortization 31.0 59.9 55.8 Less: Maintenance Capital Expenditures (5.9) (7.3) (6.4) Less: Growth Capital Expenditures (5.3) (12.0) (12.0) Unlevered Free Cash Flow $18.7 $40.7 $43.1 EBITDA Multiple / Perpetuity Growth Rate 10.0x Terminal Value $614.6 PV of Terminal Value @ 10.0% $484.3 Plus: PV of Unlevered Free Cash Flow @ 10.0% 90.8 Implied Enterprise Value $575.1 Plus/(Less): Estimated Net (Debt)/Cash on June 30, 2017 5.8 Implied Equity Value $580.9 Projected Units Outstanding as of June 30, 2017 34.9 Implied Unit Price $16.66 EBITDA Multiple Perpetuity Growth Rate 9.0x 9.5x 10.0x 10.5x 11.0x 9.0% $15.59 $16.30 $17.01 $17.72 $18.43 9.5% 15.43 16.13 16.84 17.54 18.24 10.0% 15.27 15.97 16.66 17.36 18.05 10.5% 15.12 15.80 16.49 17.18 17.86 11.0% 14.96 15.64 16.32 17.00 17.68 WACC Note: Perpetuity methodology excluded due to terminal value assumption of full tax basis forever and taxes never being paid by the unitholder

Confidential Additional Valuation Analysis – No Tax Discounted Cash Flow Analysis – Upside Sensitivity EBITDA Exit Multiple Sensitivities ($ in millions, except per unit amounts) 49 For the Six Months Ending Terminal Value December 31, For the Years Ending December 31, EBITDA 2017E 2018E 2019E Exit Multiple EBITDA $30.9 $63.1 $64.6 $64.6 Less: Tax Depreciation and Amortization (32.8) (63.3) (58.8) EBIT ($1.8) ($0.2) $5.8 Less: Cash Taxes @ 0.0% -- -- -- EBIAT ($1.8) ($0.2) $5.8 Plus: Tax Depreciation and Amortization 32.8 63.3 58.8 Less: Maintenance Capital Expenditures (5.9) (7.3) (6.4) Less: Growth Capital Expenditures (5.3) (12.0) (12.0) Unlevered Free Cash Flow $19.7 $43.8 $46.2 EBITDA Multiple / Perpetuity Growth Rate 10.0x Terminal Value $646.3 PV of Terminal Value @ 10.0% $509.3 Plus: PV of Unlevered Free Cash Flow @ 10.0% 97.3 Implied Enterprise Value $606.6 Plus/(Less): Estimated Net (Debt)/Cash on June 30, 2017 6.8 Implied Equity Value $613.4 Projected Units Outstanding as of June 30, 2017 34.9 Implied Unit Price $17.60 EBITDA Multiple Perpetuity Growth Rate 9.0x 9.5x 10.0x 10.5x 11.0x 9.0% $16.47 $17.22 $17.97 $18.71 $19.46 9.5% 16.30 17.04 17.78 18.52 19.26 10.0% 16.13 16.87 17.60 18.33 19.06 10.5% 15.97 16.69 17.42 18.14 18.86 11.0% 15.81 16.52 17.24 17.95 18.67 WACC Note: Perpetuity methodology excluded due to terminal value assumption of full tax basis forever and taxes never being paid by the unitholder

Confidential Additional Valuation Analysis – No Tax Discounted Cash Flow Analysis – Downside Sensitivity EBITDA Exit Multiple Sensitivities ($ in millions, except per unit amounts) 50 EBITDA Multiple Perpetuity Growth Rate 9.0x 9.5x 10.0x 10.5x 11.0x 9.0% $13.11 $13.71 $14.31 $14.92 $15.52 9.5% 12.97 13.57 14.17 14.76 15.36 10.0% 12.84 13.43 14.02 14.61 15.20 10.5% 12.71 13.29 13.87 14.46 15.04 11.0% 12.58 13.16 13.73 14.31 14.89 WACC Note: Perpetuity methodology excluded due to terminal value assumption of full tax basis forever and taxes never being paid by the unitholder For the Six Months Ending Terminal Value December 31, For the Years Ending December 31, EBITDA 2017E 2018E 2019E Exit Multiple EBITDA $28.5 $50.9 $52.1 $52.1 Less: Tax Depreciation and Amortization (26.0) (50.4) (47.2) EBIT $2.5 $0.5 $4.9 Less: Cash Taxes @ 0.0% -- -- -- EBIAT $2.5 $0.5 $4.9 Plus: Tax Depreciation and Amortization 26.0 50.4 47.2 Less: Maintenance Capital Expenditures (5.9) (7.3) (6.4) Less: Growth Capital Expenditures (5.3) (12.0) (12.0) Unlevered Free Cash Flow $17.2 $31.6 $33.7 EBITDA Multiple / Perpetuity Growth Rate 10.0x Terminal Value $521.5 PV of Terminal Value @ 10.0% $410.9 Plus: PV of Unlevered Free Cash Flow @ 10.0% 73.5 Implied Enterprise Value $484.4 Plus/(Less): Estimated Net (Debt)/Cash on June 30, 2017 4.3 Implied Equity Value $488.7 Projected Units Outstanding as of June 30, 2017 34.9 Implied Unit Price $14.02

Confidential 1. Source: Predicted raw betas from FactSet; Adjusted Equity Beta calculated as: (0.67) 3 Raw Beta + (0.33) 3 1.0 2. Unlevered Beta calculated as: Adjusted Equity Beta 3 (E/(E + D 3 (1 - T)); Assumes corporate tax rate of 0.0% 3. 20 - year Treasury as of May 31, 2017 4. Source: Duff and Phelps 5. Decile: 8 th decile with equity value range of $569.3 million to $1,030.4 million 6. Equity Cost of Capital calculated as: Risk - free rate + (Levered Equity Beta 3 Market Risk Premium) + Small Company Risk Premium 7. Based on analysis of yield - to - worst of long - term debt issued by non - investment grade members of crude oil and refined products peer group Unit Price Market Equity Total Debt and Total Debt / Adjusted Unlevered Partnership 5/31/17 Value Preferred Equity Total Capitalization Beta 1 Beta 2 Arc Logistics Partners LP $14.17 $276.6 $249.0 47.4% 1.30 0.68 Blueknight Energy Partners, L.P. 6.95 248.6 608.0 71.0% 1.05 0.31 Buckeye Partners, L.P. 64.00 8,989.6 4,486.8 33.3% 1.16 0.78 Delek Logistics Partners, LP 30.30 752.2 392.0 34.3% 1.30 0.86 Genesis Energy, L.P. 31.19 3,823.2 3,024.0 44.2% 1.32 0.74 Global Partners LP 18.75 664.0 1,300.5 66.2% 0.77 0.26 Holly Energy Partners, L.P. 32.76 2,136.8 1,240.6 36.7% 1.14 0.72 Magellan Midstream Partners, L.P. 72.59 16,552.3 4,203.1 20.3% 0.80 0.64 MPLX LP 33.05 13,822.8 6,654.0 32.5% 1.23 0.83 NuStar Energy LP 45.58 4,326.9 4,104.1 48.7% 1.19 0.61 PBF Logistics LP 19.60 820.3 532.4 39.4% 0.79 0.48 Phillips 66 Partners LP 49.52 5,452.9 2,359.0 30.2% 0.89 0.62 Equity Plains All American Pipeline, L.P. 26.48 19,223.3 11,220.0 36.9% 1.14 0.72 Cost Shell Midstream Partners, L.P. 29.83 5,397.3 685.3 11.3% 0.92 0.82 Sprague Resources LP 25.45 573.7 544.1 48.7% 1.04 0.53 Sunoco LP 29.82 3,455.5 4,349.0 55.7% 1.20 0.53 Tesoro Logistics LP 52.98 5,838.7 3,765.0 39.2% 1.13 0.68 TransMontaigne Partners L.P. 41.55 685.2 292.5 29.9% 0.83 0.58 Valero Energy Partners LP 45.21 3,144.7 895.1 22.2% 0.68 0.53 Western Refining Logistics, LP 24.70 1,503.9 313.0 17.2% 1.17 0.97 Mean 38.3% 1.05 0.64 Median 36.8% 1.13 0.66 World Point Terminals LP $17.10 $596.1 $-- --% 0.88 0.88 Risk-free Rate 3 2.6% Unlevered Beta 0.70 Debt and Preferred / Total Capitalization 36.8% Adjusted Levered Equity Beta 1.11 WACC Market Risk Premium 4 6.0% Small Company Risk Premium 5 2.1% Equity Cost of Capital 6 11.4% Pre-Tax Cost of Debt 7 6.5% After-Tax Cost of Debt 6.5% WACC 9.6% Additional Valuation Analysis – No Tax ($ in millions, except per unit amounts) 51 Weighted Average Cost of Capital – CAPM WACC Sensitivity Debt and Preferred / Total Capitalization 25.0% 36.8% 55.0% 0.60x 8.8% 9.0% 9.3% 0.70 9.4% 9.6% 9.9% 0.80 10.0% 10.2% 10.5% Unlevered Beta